PROSPECTUS

                                  LIMITED TERM
                                    NEW YORK
                                 MUNICIPAL FUND

                           ROCHESTER PORTFOLIO SERIES
                                 350 LINDEN OAKS
                         ROCHESTER, NEW YORK 14625-2807
                                 1-800-552-1129
--------------------------------------------------------------------------------
     Rochester Portfolio Series, a Massachusetts business trust (the "Trust"), is a non-diversified, open-end management investment company, consisting of one portfolio, the Limited Term New York Municipal Fund (the "Fund"), which has two classes of shares, Class A Shares and Class B Shares. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less. There can be no assurance that the investment objective of the Fund will be realized. The Prospectus sets forth concisely information about Class A Shares and Class B Shares of the Fund that prospective investors ought to know before investing. Investors should read this Prospectus carefully before investing and should retain it for future reference.

     A Statement of Additional Information (the "SAI") for the Fund dated May 1, 1995, as revised January 5, 1996, which is incorporated by reference in its entirety in this Prospectus, has been filed with the Securities and Exchange Commission and is available without charge upon request to Oppenheimer Shareholder Services, the Fund's shareholder servicing agent (the "Agent") at 1-800-552-1129 or by writing to the Agent. The SAI contains information about Class A Shares and Class B Shares of the Fund and its management not included in this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, NOR ARE SHARES OF THE FUND FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    The date of this Prospectus is May 1, 1995, as revised on January 5, 1996

                                TABLE OF CONTENTS

                                                               Page
                                                               ----
         Shareholder Expense Information .....................   2
         Financial Highlights ................................   3
         About the Fund ......................................   4
         Risk Factors ........................................   8
         Dividends and Other Distributions ...................   9
         Alternative Sales Arrangements ......................  10
         How to Purchase Shares ..............................  11
         Distribution Plans ..................................  14
         Shareholder Services ................................  15
         How to Redeem Shares ................................  16
         Performance .........................................  17
         Tax Matters .........................................  18
         Management, Services and Distribution ...............  19
         Account Application .................................

                         SHAREHOLDER EXPENSE INFORMATION

     The information contained in the following tables is intended to assist an investor in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The only class of shares of the Fund outstanding prior to May 1, 1995 was redesignated as Class A Shares on May 1, 1995. The information for Class B Shares has been estimated based on expenses expected to have been incurred through December 31, 1995. For a further description of the various costs and expenses listed below, see How to Purchase Shares, How to Redeem Shares, Shareholder Services, and Management, Services and Distribution.

                        Shareholder Transaction Expenses

                                   Class A Shares   Class B Shares
                                   --------------   --------------
Maximum Sales Load Imposed
  on Purchases (as a percentage
  of offering price)(1) ..........     2.00%            NONE
Maximum Contingent Deferred
  Sales Charge(2) ................     NONE              2.5%  (declining to 0%
                                                               after four years)

                         Annual Fund Operating Expenses
                      As a Percentage of Average Net Assets

                                            Class A Shares       Class B Shares
                                            --------------       --------------
Management Fees ...........................      0.44%               0.44%
12b-1 Fees(3) .............................      0.25%               0.75%
Other Expenses ............................      0.20%               0.21%
                                                 -----               -----
Total Fund Operating Expenses(4) ..........      0.89%               1.40%
                                                 =====               =====
-------------
(1) The Fund's maximum sales load on Class A Shares of 2.0% declines to 1.0% on investments of $1,000,000 and over. In addition, the Fund offers several methods by which investors may aggregate purchases to reduce the applicable sales load. These methods, which include rights of accumulation, letters of intent, and group purchases, are explained more fully in the section entitled Purchasing Class A Shares--Reduced Sales Loads.

(2) A contingent deferred sales charge of up to 3.50% may be imposed on certain redemptions of Class B Shares acquired by an exchange of another Rochester Fund on which no contingent deferred sales charge was paid upon redemption. See Exchange Privilege.

(3) The 12b-1 fees for Class A Shares consist of a service fee (the "Service Fee") of 0.25%. The 12b-1 fees for Class B Shares consist of an asset-based sales charge of 0.50% and a Service Fee of 0.25%. Although the Fund's Distribution Plan for Class B Shares permits the payment of an asset-based sales charge of up to 0.75% per annum of relative net assets, the Board of Trustees has authorized payment of an asset-based sales charge of only 0.50% per annum of relative net assets. See Distribution Plans.

(4) Total Fund operating expenses for Class A Shares would have been 0.84% excluding interest. For the fiscal year ended December 31, 1994, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds. See Management, Service, and Distribution.

                                    Examples

     Your investment of $1,000 would incur the following expenses, assuming 5% annual return, redemption at the end of each period, and conversion from Class B Shares to Class A Shares at the beginning of the seventh year:

                            1 Year     3 Years     5 Years    10 Years
                            ------     -------     -------    --------
      Class A .............  $29         $48         $68        $127
      Class B .............  $39         $59         $77        $141

     Your same investment would incur the following expenses, assuming no redemption, and conversion from Class B Shares to Class A Shares at the beginning of the seventh year:

                            1 Year     3 Years     5 Years    10 Years
                            ------     -------     -------    --------
      Class A .............  $29         $48         $68        $127
      Class B .............  $14         $44         $77        $141

     The above examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For Class B Shares, the examples are based on estimated data for the Fund's fiscal year ending December 31, 1995.

     Long-term shareholders of Class B Shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

     For additional information regarding fees and expenses associated with investing in Class A Shares and Class B Shares of the Fund, see Alternative Sales Arrangements. Sales representatives may receive different compensation for sales of Class A Shares than for sales of Class B Shares.

                              FINANCIAL HIGHLIGHTS

                       SELECTED PER SHARE DATA AND RATIOS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

     The following table contains financial information for Class A Shares of Limited Term New York Municipal Fund for the period from September 18, 1991 to December 31, 1991 and for the three one year periods ended December 31, 1994. The information set forth in this table has been derived from financial statements which have been examined by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the SAI. Financial highlights are not presented for Class B Shares since no shares of that class were outstanding for the periods indicated.

                                                                          Periods Ended December 31
                                                                     ----------------------------------
                                                                     1994           1993           1992         1991*
                                                                     ----           ----           ----         -----
Net asset value, beginning of period ............................   $3.33          $3.18          $3.07         $3.00
                                                                    -----          -----          -----         -----
Income from investment operations:
  Net investment income .........................................    0.16           0.17           0.18(Y)       0.05
  Net realized and unrealized gain (loss) on investments ........   (0.18)          0.15           0.11          0.07
                                                                    -----          -----          -----         -----
    Total from investment operations ............................   (0.02)          0.32           0.29          0.12
                                                                    -----          -----          -----         -----
Less distributions:
  Dividends from net investment income ..........................   (0.16)         (0.17)         (0.18)        (0.05)
                                                                    -----          -----          -----         -----
    Total distributions .........................................   (0.16)         (0.17)         (0.18)        (0.05)
                                                                    -----          -----          -----         -----
 Net asset value, end of period .................................   $3.15          $3.33          $3.18         $3.07
                                                                    =====          =====          =====         =====
   Total return (excludes sales load) ...........................   (0.60%)        10.06%          9.45%        17.47%**
Ratios/Supplemental data:
Net assets, end of period (000 omitted) ......................... $496,452       $457,860       $150,096       $18,659
Ratio of total expenses to average net assets ...................    0.89%          0.89%          0.83%(Y)      0.83%**
  Ratio of total expenses (excluding interest)
    to average net assets*** ....................................    0.84%          0.86%          0.78%(Y)      0.74%**
  Ratio of net investment income to average net assets ..........    5.12%          4.94%          5.33%(Y)      5.22%**
  Portfolio turnover rate .......................................   34.58%         17.08%         59.87%         1.42%

--------------
  * The Fund commenced operations on September 18, 1991.
 ** Annualized.

*** During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

(Y) Net of fees waived or reimbursed by Fielding Management Company, Inc., the Fund's previous investment adviser, and Rochester Fund Services, Inc., which amounted to $0.01 per share. Without reimbursement, the ratios would have been 1.14%, 1.09% and 5.02%, respectively. Fielding Management Company, Inc., served as investment adviser to the Fund from September 18, 1991 to December 19, 1993.



                            INFORMATION ON BANK LOANS

                                                    Periods Ended December 31
                                                 -------------------------------
                                                 1994     1993     1992    1991*
                                                 ----     ----     ----    -----
Bank loans outstanding at end of
  period (000) ...............................  $7,797   $  934     $  0     $ 0
Monthly average amount of bank loans
  outstanding during the period (000) ........  $3,070   $1,383     $661     $94
Monthly average number of shares of the
  Fund outstanding during the period (000) ... 151,481   93,580   23,330   2,461
Average amount of bank loans per share
  outstanding during the period ..............    $.02    $0.01     $.03    $.04
-----------
* The Fund commenced operations on September 18, 1991.

ABOUT THE FUND

     The Fund is an open-end, non-diversified management investment company, organized as a Massachusetts business trust on June 14, 1991. The Fund has established two classes of shares, known as Class A Shares and Class B Shares (individually and collectively referred to as "Shares," as the context may require). Except as otherwise noted in this Prospectus, Class A Shares are sold subject to a sales charge of up to 2.0% and are redeemed at net asset value. Class B Shares are sold at net asset value but may be subject to a contingent deferred sales charge ("CDSC") of up to 2.5% upon redemption. Class A Shares are subject to a Service Fee of 0.25%. Class B Shares are subject to an asset-based sales charge of 0.50% and a Service Fee of 0.25%. See How to Purchase Shares and Distribution Plans.

Investment Objective

     The investment objective of the Fund is to seek as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less. See Credit Quality and Description of Permitted Securities and Investment Policies. No assurances can be made, however, that the Fund will achieve its investment objective.

     The Fund seeks to achieve its objective by investing primarily in obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands, and Guam, which pay interest that is, in the opinion of the bond counsel to the issuer, exempt from federal income tax and New York State and New York City personal income taxes ("Municipal Obligations"). As a fundamental policy, at least 95% of the Fund's net assets will be invested in Municipal Obligations except when the investment adviser, OppenheimerFunds, Inc. (the "Adviser"), believes that market conditions would cause serious erosion of portfolio value, in which case assets may be invested temporarily in short-term taxable investments as a defensive measure to preserve net asset value.

Credit Quality

     The Fund will invest at least 95% of its net assets, which are invested in Municipal Obligations, in investment grade Municipal Obligations defined as follows: (1) obligations which are backed by the full faith and credit of the U.S. government; (2) short-term tax exempt notes which are rated investment grade by a nationally recognized statistical rating organization ("NRSRO"); (3) municipal bonds which are rated investment grade by an NRSRO; (4) tax-exempt commercial paper which is rated investment grade by an NRSRO; (5) Municipal Obligations which are issued by an entity which has obligations outstanding that meet one of the foregoing rating requirements; (6) Municipal Obligations which are backed by a letter of credit or guarantee of a bank or other institution which has outstanding securities that meet one of the foregoing rating requirements; or (7) Municipal Obligations which, although unrated, are determined by the Adviser to be of comparable investment quality to rated securities meeting the foregoing rating criteria. The remaining 5% of the Fund's net assets, which are invested in Municipal Obligations, may be invested in tax-exempt obligations which are lower-rated or unrated and of comparable quality to lower-rated securities. In no case will the Fund purchase a security with a rating of below Ba by Moody's Investors Service, Inc. ("Moody's"), BB by Standard & Poor's Ratings Group ("Standard & Poor's") or BB by Fitch Investors Service, Inc. ("Fitch") at the time of purchase or an unrated security which, in the opinion of the Adviser, is of comparable quality to rated securities below such ratings. For a description of such ratings, see Appendix A to the SAI.

Municipal Obligations

     The Fund may invest in a variety of Municipal Obligations including municipal notes, municipal bonds and municipal leases. The prices of such fixed income securities fluctuate inversely to the direction of interest rates. Municipal notes are generally used to provide for short-term capital needs and generally have a maturity of one year or less. The municipal notes in which the Fund may invest include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper (also known as municipal paper). Municipal bonds, which meet longer term capital needs, generally have maturities of more than one year. The two principal classifications of municipal bonds in which the Fund may invest are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of the principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facility or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds ("IDBs") are a specific type of revenue bond backed by the credit and security of a private user. The Fund will purchase IDBs only to the extent that they pay interest which continues to be tax-exempt under the Internal Revenue Code of 1986, as amended (the "Code") (although the interest may constitute a tax preference item for purposes of the federal alternative minimum tax). See Tax Matters. Investments in tax-exempt lease obligations, which are commonly referred to as "municipal leases," involve additional risk factors which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. See Investments in Illiquid Securities. The SAI describes the Municipal Obligations in which the Fund may invest in greater detail.

Description of Permitted Securities
and Investment Policies

Variable Rate Obligations

     The Fund may invest in variable rate obligations. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Variable rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when such known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments, which diminishes the risk of capital depreciation of portfolio investments and the Fund's shares; but this also means that should interest rates decline, the yield of the Fund will decline and the Fund and its shareholders will forego the opportunity for capital appreciation of its portfolio investments and of their shares. Variable rate obligations with demand periods greater than seven days may be determined to be liquid by the Fund's Board of Trustees. Variable rate instruments in which the Fund may invest include participation interests purchased from banks in variable rate tax-exempt Municipal Obligations (expected to be concentrated in IDBs owned by banks). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. The Fund will only invest in such participation interests to the extent that an opinion of issuer's counsel supports the characterization of interest on such securities as tax-exempt.

When-Issued Purchases

     The Fund may also purchase and sell municipal securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value of a security at delivery may be more or less than the purchase price. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high grade marketable debt securities having an aggregate value equal to the amount of such purchase commitments until payment is made. In addition, the Fund will mark the "when issued" security to market each day for purposes of portfolio valuation. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. Securities purchased on a "when issued" and "delayed delivery" basis may not constitute more than 10% of the Fund's net assets.

Maturity Guidelines

     The Fund intends to invest primarily in a portfolio of investment grade Municipal Obligations with a dollar weighted average effective maturity of five years or less. In maintaining this average, the Fund may purchase individual bonds with effective maturities of more or less than five years.

     The effective maturity of bonds in the portfolio may lengthen if market interest rates increase or shorten if market interest rates decrease. Increasing market interest rates can cause the average effective maturity of the portfolio to lengthen beyond five years, absent any portfolio transactions. At any time that the average effective maturity of the portfolio exceeds five years, the Fund will not purchase bonds with effective maturities exceeding five years. The Fund may also take prudent steps to reduce the average effective maturity of the portfolio to five years or less, including selling bonds with effective maturities exceeding five years and purchasing bonds with effective maturities of less than five years.

     A bond's effective maturity may be shorter than its stated maturity as a result of differences between its coupon or accretion rate and current market interest rates, callability and call price, scheduled sinking fund payments and anticipated prepayments, as well as other factors. In computing the Fund's average maturity, the Fund intends to use effective maturity dates to the extent that a particular bond is evaluated for pricing and trading purposes in the marketplace to a date which is shorter than the bond's stated maturity. This date may represent a mandatory put, prerefunded call date, optional call date, or the average life to which the bond is priced. Bonds with a variable coupon rate or anticipated principal prepayments may be assigned an effective maturity which is shorter than a stated call date, put date, or average life to properly reflect the reduced price volatility of such bonds.

     Bonds which are evaluated for pricing and trading purposes to a maturity date which is shorter than the stated maturity date possess price volatility characteristics which make them substantially similar to bonds with stated maturity dates identical to the effective maturity date.

Temporary Investments

     From time to time when, due to adverse factors, market conditions could cause serious erosion of portfolio value, the Fund may invest up to 20% of its assets in taxable short-term investments as a defensive measure to preserve net asset value. Distributions by the Fund of interest earned from such taxable investments will be taxable to investors as ordinary income unless such investors are otherwise exempt from taxation. The Fund may invest on a temporary basis up to 5% of its assets in other investment companies which have a similar objective of obtaining income exempt from federal income tax and New York State and New York City personal income taxes. Such investing involves duplication of expenses similar to the Fund's by the other investment companies involved.

Industrial Revenue Bonds

     The Fund may also invest more than 25% of its assets in industrial revenue bonds, and may invest more than 25% of its assets in Municipal Obligations backed by letters of credit or guarantees issued by banks or other financial institutions. See Risk Factors--Concentration in New York Issuers.

Zero Coupon Securities

     The Fund may invest without limitation as to amount in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount of par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned on zero coupon securities is included in the Fund's tax-free income. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

Investments in Illiquid Securities

     The Fund may purchase securities in private placements or in other transactions, the disposition of which would be subject to legal restrictions, or securities for which there is no regular trading market (collectively, "Illiquid Securities"). No more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities.

     Such investments may include municipal lease obligations or installment purchase contract obligations (which are sometimes called "municipal leases") of municipal authorities or entities. Municipal leases generally involve a lease-purchase agreement which is, technically, not a lease, but rather an installment purchase. Subject to the percentage limitation on investments in Illiquid Securities, the Fund may invest only up to 15% of the value of its net assets in such municipal leases. Investments in tax-exempt munici-pal leases which have received an investment grade rating from an NRSRO and which have been determined to be liquid by the Adviser are excluded from the 15% limitation on investments in municipal leases. The Fund, however, will continue to limit investments in unrated or illiquid municipal leases to 15% of the value of the Fund's net assets, subject to the overall 15% limitation on investments in Illiquid Securities which may be made by the Fund.

     Investment in tax-exempt lease obligations presents certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. Although municipal leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease. Most municipal leases, however, contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" municipal leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition to the risk of "non-appropriation," municipal lease obligations may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     Investments in municipal leases will be subject to the 15% limitation unless the lease has received an investment grade rating from an NRSRO, and the particular municipal lease is determined to be liquid by the Adviser. The Board of Trustees has adopted guidelines to be utilized by the Adviser in making determinations concerning the liquidity and valuation of a municipal lease obligation. See the SAI for a description of the guidelines which will be utilized by the Adviser in making such determinations. Under circumstances where the Fund proposes to purchase unrated municipal lease obligations, the Fund's Board of Trustees will be responsible for determining the credit quality of such obligations and will be responsible for assessing on an ongoing basis the likelihood as to whether the lease will be cancelled.

Borrowing for Investment Purposes

     As a fundamental policy, the Fund may borrow money, but only from banks, in amounts up to 10% of its assets to purchase additional securities. Borrowing for investment purposes increases both investment opportunity and investment risk. The Investment Company Act of 1940 (the "Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the Act. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce borrowings. In addition, because interest on money borrowed is an expense that the Fund would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

     Except as otherwise noted, the Fund's investment objective and policies described herein are not designated fundamental policies within the meaning of the Act and may, therefore, be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Act). As a matter of policy, however, the Fund will not change its objective without the approval of the majority of the Board of Trustees. See the SAI for a more detailed discussion of the Fund's fundamental policies

Portfolio Transactions

     The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in securities of the Fund. Municipal Obligations and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread), and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price and the execution capabilities of the dealers are comparable, the sale of shares of the Fund may be taken into consideration as a factor in the selection of dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve the payment of brokerage commissions. The cost of securities transactions of the Fund primarily consists of paying dealer or underwriter spreads.

RISK FACTORS

Concentration in New York Issuers

     Because the Fund, as a fundamental policy, will invest at least 95% of its assets in Municipal Obligations of New York issuers, it is more susceptible to factors affecting the State of New York than is a comparable bond fund whose investments are not concentrated in the obligations of issuers located in a single state.

     During the last fifteen years, New York State, New York City and other New York public bodies have encountered financial difficulties. Continued financial difficulties could have an adverse effect on the performance of the Fund. In recent years, Moody's and Standard & Poor's (both NRSROs) lowered their ratings on a substantial portion of the State's appropriation-backed bonds from A to Baa1 and from BBB+ to BBB, respectively, and adjusted their ratings on all of the State's outstanding general obligation bonds. The Adviser does not believe that these developments will have a significant adverse effect on the Fund's ability to invest in New York Municipal Obligations. These credit standings could be further reduced and the State's ability to provide assistance to its public authority and political subdivisions could be further impaired. See Appendix A to the SAI for additional information relating to the risks associated with concentration of investments in New York Municipal Obligations.

Credit Quality

     In general, the assets of the Fund will be invested so that at least 95% of the Fund's assets will consist of tax-exempt securities. Shareholders will not be subject to regular federal income tax on distributions of tax-exempt income on such securities. The interest on certain private activity bonds, (including those for housing and student loans) issued after August 15, 1986, while still tax-exempt for regular tax purposes, constitute a preference item for taxpayers in determining their alternative minimum tax liability under the Code, and, as such, may be subject to the alternative minimum tax. The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-essential private activity bonds. The Fund intends to purchase private activity bonds only to the extent that the interest paid by such bonds is tax-exempt for regular tax purposes pursuant to the Code.

     The Fund will invest at least 95% of its assets in Municipal Obligations which are investment grade quality as defined herein. Such Municipal Obligations may include those rated in the lowest categories of investment grade ratings (e.g. those rated "BBB" by Standard & Poor's or "Baa" by Moody's). Municipal Obligations in such categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for Municipal Obligations in the higher rated categories. Because 5% of the Fund's assets which are invested in tax-exempt securities may be invested in securities which are rated below the lowest investment grade categories or in securities which are unrated, the Fund is dependent on the Adviser's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

The Adviser will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets.

Borrowing for Investment Purposes

     Borrowing for investment purposes increases both investment opportunity and investment risk. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce its borrowings. In addition, because interest on money borrowed is an expense that the Fund would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions

Liquidity and Valuation

     Unrated securities (including those that the Adviser believes are of equivalent quality to rated investment grade securities), lower rated securities (restricted to 5% of the Fund's net assets) and securities in which the Fund has a substantial ownership interest are subject to greater liquidity and valuation risks. In general, such securities are not as liquid as securities for which there are active secondary trading markets. Reduced liquidity may have an adverse impact on the market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a particular economic event, such as the deterioration in the credit worthiness of the issuer. Reduced liquidity for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these securities are obtained from pricing services and pricing grids which factor in coupons, maturities, credit quality, liquidity and other factors. When there are no readily available market quotations, such values are determined in good faith by the Board of Trustees and may be based upon factors other than actual sales.

Non-Diversification

     The Fund expects that it normally will invest in a substantial number of issuers; however, as a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund. The Fund's ability to invest a greater proportion of its assets in the securities of a smaller number of issuers may enhance the Fund's ability to achieve capital appreciation, but may also make the Fund more susceptible to any single economic, political or regulatory occurrence. However, as of the last day of each fiscal quarter, the Fund generally will be required to meet certain tax-related diversification requirements, which would restrict, to some degree, the amount of the securities of any one issuer that the Fund could hold.

DIVIDENDS AND OTHER DISTRIBUTIONS

     There are two types of distributions which the Fund may make to its shareholders, income dividends and capital gain distributions. Distributions paid by the Fund with respect to Class A Shares likely will be greater than those paid with respect to Class B Shares because expenses attributable to Class B Shares generally will be higher.

     Income Dividends. The Fund receives income in the form of interest paid by its investments. This income, less the expenses incurred in the Fund's operations, is referred to as net investment income. Income dividends are declared and recorded each day based on estimated net investment income. Such dividends are paid monthly. Investors earn such dividends beginning on the day payment for Shares is received to the day prior to the settlement date of redemption. For federal tax purposes, all distributions declared in the fourth quarter of any calendar year are deemed paid in that calendar year even if they are distributed in January of the following year. Any net gain the Fund may realize from transactions in securities held less than the period required for long term capital gain recognition (taking into account any carryover of capital losses from previous years), while technically a distribution from capital gain, is taxed as an income dividend under the Code. See Tax Matters.

     Capital Gain Distributions. If, during any fiscal year, the Fund realizes a net gain on transactions in securities held for more than one year, it has a net long term capital gain.

After deduction of the amount of any net short term loss, the balance may be used to offset any carryover of capital losses from previous years, or, if there is no loss carryover, will be paid out to shareholders as a capital gain distribution. Capital gain distributions, if any, will be paid to shareholders of record prior to the end of each calendar year.

     Because the value of Fund Shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of Fund Shares equal to the amount of the distribution.

     All dividends and capital gain distributions are paid in additional full and fractional Shares at net asset value for each shareholder's account unless otherwise requested on the Account Application or by notifying the Fund in writing or by telephone. Notice will be effective for the current dividend or distribution only if it is received by the Fund at least five business days before the record date. Notice received thereafter will be effective commencing with the next dividend or distribution. Income dividends and capital gain distributions will be credited to a shareholder's account in additional shares valued at the closing net asset value (without a sales load).

     If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional shares of the Fund at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's dividends in additional Shares of the Fund.

     Stock certificates will not be issued in connection with distributions which are paid in additional Shares unless a written request is received and certain other procedures are followed. Call the Agent at 1-800-552-1129 for more information. Shareholders will be advised of the nature of a distribution, the number of Shares purchased and the price following each such distribution.

     In certain circumstances, dividends received from the Fund may cause a portion of Social Security benefits to be subject to federal income tax. See Tax Matters in the SAI.

ALTERNATIVE SALES ARRANGEMENTS

     The two classes of Shares which the Fund offers incur sales charges in different forms and amounts and incur different levels of expenses.

Class A Shares

     Shareholders who purchase Class A Shares pay a sales charge at the time of purchase. As a result, Class A Shares are not subject to any charges when they are redeemed. Certain purchases of Class A Shares qualify for reduced sales charges. Class A Shares currently incur a Service Fee at the annual rate of 0.25% of the Fund's average net assets attributable to Class A Shares. See Purchasing Class A Shares.

Class B Shares

     Class B Shares of the Fund are sold without an initial sales charge, but are subject to a CDSC of 2.5% if redeemed within the first year, declining to 0% after the fourth year. Class B Shares also incur an asset-based sales charge, currently at the annual rate of 0.50% of the Fund's average daily net assets attributable to Class B Shares, as well as a Service Fee at an annual rate of 0.25%. Class B Shares provide shareholders the benefit of putting all of the investor's dollars to work from the time the investment is made, but likely will have a higher expense ratio and pay lower dividends than Class A Shares due to the asset-based sales charge. Class B Shares will convert into Class A Shares after approximately six years and thereafter will pay the lower ongoing expenses associated with Class A Shares. See Purchasing Class B Shares.

Factors to Consider in Choosing a Class of Shares

     The decision as to which class of Shares provides a more suitable investment for an investor depends on a number of factors, including the amount invested and the intended length of investment. Investors making large investments, thus qualifying for a reduced sales charge, might consider Class A Shares. Investors who prefer that 100% of their purchase be invested immediately, or who want to spread the sales charge payment over time, might consider Class B Shares. Orders for Class B Shares for $500,000 or more will be declined because the investor would not realize the economies of scale available to them through a similar investment in Class
A Shares. For more information about these sales arrangements, contact your investment dealer or the Agent at 1-800-552-1129.

HOW TO PURCHASE SHARES

     Shares of the Fund are being continuously offered through securities dealers who have a sales agreement with OppenheimerFunds Distributor, Inc.
(the "Distributor"), Two World Trade Center, New York, New York 10048-0203, the principal underwriter of the Fund. The minimum initial investment in Class A Shares or Class B Shares is $5,000 and subsequent investments must be $100 or more. Such minimum investment requirements may be modified at the discretion of the Distributor.

There Are Several Ways You Can Invest

     Through the Distributor. Complete an Account Application and return it with a check payable to the Distributor, who will act as your agent in purchasing Shares.

     Through Your Investment Dealer. Many investment dealers and financial institutions have a sales agreement with the Distributor and will be glad to accept your order. If you do not have an account with a dealer, the Distributor can refer you to one.

     Through the Automatic Bank Draft Plan. The Automatic Bank Draft Plan is available as a convenience to all shareholders of the Fund. Under this plan, you may elect to make investments ($100 minimum) automatically by arranging to have pre-authorized checks drawn on your bank account by the Agent. This plan is only available if your bank agrees to participate. There is no charge for this service and it may be terminated at any time upon written notice to the Agent. See Shareholder Services.

     Automatic Investment Plan. Investments of $100 or more may be made through a shareholder's checking account by Automated Clearing House ("ACH") funds. For information on how to establish a plan, contact the Agent 1-800-552-1129.

Certificates

     To facilitate redemptions and transfers, most shareholders elect not to receive share certificates; however, the Fund will issue them if requested to do so in writing or by telephone if you have owned the Shares for at least 30 days. If you lose a stock certificate, you may incur an expense to replace it. Call the Agent for more information.

Purchase Price of Shares

     Shares of the Fund are offered at the public offering price (which is the net asset value plus a sales charge for Class A Shares and net asset value for Class B Shares) next computed after receipt by the Distributor of an order from a qualified securities dealer, by mail, or from the investor directly, in good order. The net asset value of Shares is determined once daily as of the close of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open.

     For the purpose of the computation of the applicable public offering price, orders for Shares placed by the mailing of an Account Application with a check payable to the Fund are considered processed upon receipt by the Distributor. Purchase of Shares through authorized dealers must be received by such dealers prior to 4:00 p.m. New York time (the "Closing") in order to receive such trading day's public offering price. Orders received by the Distributor subsequent to the Closing are confirmed at the public offering price determined as of the Closing on the next trading day. If a dealer who has a sales agreement with the Distributor receives an order prior to the Closing and fails to transmit such order to the Distributor prior to its close of business on that day (5:00 p.m. New York time), any resulting loss will be borne by the dealer.

     The net asset value per Share of each class of the Fund, the price at which Shares of each class are redeemed, is computed by dividing the value of the Fund's total assets, less its liabilities attributable to a class, by the total number of Shares of that class outstanding. The net asset value of the Shares of each class of the Fund fluctuate based on the market value of the Fund's investments. Procedures describing the method of valuation of individual securities are discussed in the SAI. The net asset value for Class A Shares, and Class B Shares may differ primarily due to the variance in daily net income and accrual of expenses realized by each class.

     The Distributor may provide promotional incentives or compensation to dealers that sell Shares of the Fund in addition to sales loads. In some instances, these incentives may be made available only to certain dealers who have sold specified amounts of Shares. Dealers may not use sales of the Fund's Shares to qualify for such incentives to the extent that such sales may be prohibited by the laws of any state or self-regulatory agency such as the National Association of Securities Dealers, Inc.

PURCHASING CLASS A SHARES

     The public offering price of Class A Shares is the net asset value plus a sales load. The following table shows the sales load at various investment levels for the purchase of Class A Shares of the Fund:

                                                 Sales Load        Reallow-
                                                  as % of          ance to
                                           --------------------    Dealers
                                            Public       Net        as % of
                                           Offering     Amount     Offering
    Amount of Purchase                      Price      Invested     Price
    ------------------                      -----      --------     -----
Less than $100,000 ......................   2.00%       2.04%       1.75%
$100,000 to less than $500,000 ..........   1.60%       1.63%       1.40%
$500,000 to less than $1,000,000 ........   1.30%       1.32%       1.10%
$1,000,000 and over .....................   1.00%       1.01%       0.80%

     The Distributor also may make a payment, out of its own resources, to dealers in an amount not to exceed 0.25% of purchases of $1,000,000 or more.

     Information with regard to any of the following special purchase plans or methods may be obtained from the Distributor.

Reduced Sales Loads

     Class A Shares of the Fund may be purchased under a variety of plans which provide for reduced sales loads. To obtain the reduction of a sales load you or your dealer must notify the Distributor at the time of the sale which qualifies for the reduction.

     Right of Accumulation. The total value (at the public offering price) of Class A Shares of the Fund and shares of Eligible Funds (as described in Exchange Privilege) registered to you, your spouse or your children under 21, may be combined with the amount of your current purchase in determining the sales load to be paid.

     Letter of Intent. Reduced sales loads will apply to purchases of Class A Shares made within a period of thirteen months by any person pursuant to a non-binding Letter of Intent. A shareholder may include the combined value (at the applicable public offering price) of Class A Shares of the Fund, and of Shares of Eligible Funds (as described in Exchange Privilege) held by the shareholder of record as of the date of the Letter of Intent as an "accumulation credit" toward the completion of the intention expressed in the Letter of Intent. A shareholder's holdings in the Class A Shares of the Fund and Shares of any Eligible Funds acquired more than 90 days before the Letter of Intent is filed, will be counted towards completion of the Letter of Intent, but will not be entitled to a retroactive downward adjustment of sales load.

     Group Purchases. An individual who is a member of a qualified group may also purchase Class A Shares of the Fund at the reduced sales load applicable to the group taken as a whole. The sales load is based upon the aggregate amount of Class A Shares previously purchased and still owned by the group, plus the securities currently being purchased. A "qualified group" is one with more than 10 members and which (1) has been in existence for more than six months, (2) has a purpose other than acquiring Class A Shares of the Fund at a discount and (3) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares.

Other Discounts

     Class A Shares of the Fund may be purchased at net asset value, without sales load, by investment managers such as trust companies or bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of investment, which may be established by the Distributor. Currently, those criteria require that the amount invested or to be invested during the subsequent 13 month period in the Fund or any other fund in the Eligible Funds group must total at least $100,000. If an investment by an investment manager at net asset value is made through a dealer who has executed a dealer agreement with respect to the Fund, the Distributor may make payment out of its own resources to such dealer in an amount not to exceed 0.25% of the amount invested.

     The Fund may also sell Class A Shares at net asset value to the following investors: (a) the Adviser or its affiliates,(b) present or former officers, directors, trustees and employees (and their "immediate families" as defined in the SAI) of the Fund, the Adviser and its affiliates, and retirement plans established by them for their employees, (c) registered management investment companies, or separate accounts of insurance companies having an agreement with the Adviser or the Distributor for that purpose,(d) dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, (e) employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children), (f) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase of Fund shares), and (g) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

PURCHASING CLASS B SHARES

     Class B Shares of the Fund are sold without an initial sales charge, although a CDSC will be imposed if you redeem Class B Shares of the Fund within four years of purchase. The following types of Class B Shares may be redeemed without charge at any time: (1) Class B Shares acquired by reinvestment of distributions and (2) Class B Shares held for more than four full years from the date of purchase. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the Class B Shares at the time of purchase. Therefore, when a Class B Share is redeemed, any increase in value above the initial purchase price is not subject to any CDSC. The amount of the CDSC, which depends on the number of years since you invested and the dollar amount redeemed, will be calculated according to the following tables:

                                                         CDSC As a
                                                       Percentage of
        Years Since Purchase                           Dollar Amount
            Payment Made                             Subject to Charge
        --------------------                         -----------------
                0-1 ................................       2.50%
                1-2 ................................       2.00%
                2-3 ................................       1.50%
                3-4 ................................       1.00%
                4 and thereafter ...................       NONE

     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in a manner that results in the lowest possible charge to the shareholder. In computing the CDSC it will be assumed that redemptions occur in the following order: (1) any Class A Shares in the shareholder account; (2) Class B Shares acquired pursuant to the reinvestment of dividends or distributions; (3) Class B Shares held for more than four years from the date of purchase; and (4) Class B Shares held longest, if redeemed before four years from the purchase date. The charge will not be applied to amounts representing increases in net asset value above the original purchase price. Upon exchange of shares the CDSC schedule of the fund into which you exchanged your shares will apply. See the prospectus of that fund for the applicable CDSC schedule. For information on how sales charges are calculated on exchanges of Class B Shares, see Exchange Privilege. The Distributor receives the entire amount of any CDSC you pay.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. For example, assume you purchased 100 Class B Shares at a price of $10 per Class B Share for a total cost of $1,000. You then received an additional five Class B Shares through dividend reinvestment and net asset value has increased to $12 per share. During the second year after your original purchase you elect to redeem 50 Class B Shares ($600 in proceeds). In calculating your proceeds, the five

Class B Shares received through dividend reinvestment ($60) would not be subject to any charge. With respect to the remaining 45 Class B Shares, the charge would be applied to the original price per Class B Share ($10) of these Class B Shares or $450. The charge would not apply to the increase in net asset value of $2. Therefore, you would expect to pay a charge of 2.00% of $450 or $9.00.

Waiver of the CDSC

     The CDSC will be waived with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; and (2) involuntary redemptions by the Fund of Shares in shareholder accounts that do not comply with the minimum balance requirements. Shareholders must notify the Distributor in writing that they are entitled to the waiver. The Trustees may discontinue the waiver of the CDSC at any time, although shareholders will be notified of such termination. Any Shares purchased prior to the discontinuation of the waiver would continue to have the CDSC waived as provided in the prospectus at the time those Shares were purchased.

Conversion of Class B Shares

     Class B Shares of the Fund will convert automatically into Class A Shares approximately six years after the purchase date, except as noted below. Class B Shares acquired by exchange from Class B Shares of another of the Eligible Funds will convert into Class A Shares based on the time of the initial purchase. Each time any Class B Shares in the Shareholder's account convert to Class A Shares, the same percentage of Class B Shares acquired through payment of dividends and distributions will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and no conversions of Class B Shares to Class A Shares will occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period. Shareholders holding Class B Shares may be affected by changes to the Class A Shares Distribution Plan. The Board will monitor for conflicts of interest among classes and will take any action necessary to eliminate conflicts.

DISTRIBUTION PLANS

     Pursuant to Rule 12b-1 under the Act, the Fund has adopted a Distribution and/or Service Plan and Agreement with respect to each class of Shares (collectively, the "Plans") which permits the Fund to pay to the Distributor a Service Fee in connection with the distribution of Shares an amount of up to 0.25% per annum of the Fund's relative net assets attributable to each class of Shares. In the case of the Plan for the Class A Shares, the Service Fee is paid to the Distributor primarily as reimbursement for payments by the Distributor to compensate brokers, dealers and banks who have a service agreement with the Distributor for personal service and/or maintenance of shareholder accounts pursuant to the provisions of the Service Agreement. In the case of the Plan for the Class B Shares, the Service Fee is paid to the Distributor as compensation. The Distributor also makes payments to brokers, dealers and banks to compensate them for providing services to Class B Shareholders and for maintaining accounts of the Class B Shareholders. Pursuant to the Plan for Class B Shares, the Fund may also pay the Distributor an asset-based sales charge of 0.50% per annum, which is computed based on the relative net assets attributable to Class B Shares. This asset-based sales charge payment is designed to permit an investor to purchase Class B Shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sales of Class B Shares. Although the Fund's Distribution Plan for Class B Shares permits the payment of an asset based sales charge of up to 0.75% per annum of relative net assets, the Board of Trustees has authorized payment of an asset based sales charge of only 0.50% per annum of relative net assets. See the SAI for further information about the Plans. The asset based sales charges for an investor who exchanges Class B shares of an Eligible Fund for Class B shares of the Fund may be higher than those associated with the Eligible Fund Class B shares.

     Although Class B Shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 2.00% (including a prepaid service fee of 0.25%) to dealers who sell Class B Shares. These commissions are not paid on exchanges from other Eligible Funds or on sales to investors exempt from the CDSC.

     Banks and other financial institutions may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law.

SHAREHOLDER SERVICES

Account Information

     Shareholders with inquiries on accounts not held by their dealer may call the Fund or the Agent at 1-800-552-1129 (9:00 a.m.-5:00 p.m. New York time) or write to the Agent.

Exchange Privilege

     The Rochester Funds group currently consists of two investment companies in addition to the Fund, Rochester Fund Municipals and The Bond Fund For Growth, each of which has distinct investment objectives and policies. As described below, a shareholder may exchange Shares of the Fund for shares of the same class of another of The Rochester Funds or shares of certain other funds which are managed by the Adviser (the "Oppenheimer" funds) which are eligible for sale in the Shareholder's state of residence (collectively the "Eligible Funds"). A list indicating which funds are Eligible Funds can be obtained by calling the Agent at 1-800-552-1129. Not all of the Eligible Funds offer more than one class of shares. If the other Eligible Fund offers only one class of shares, only Class A Shares may be exchanged for such class. Shareholders wishing to make an exchange into an Eligible Fund should obtain and review a prospectus of the appropriate Eligible Fund before making the exchange. No exchange of shares of an Oppenheimer fund for shares of any fund in The Rochester Funds group is allowed.

     If you exchange Shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the Shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the Shares. You will pay the CDSC of the Fund from which you are redeeming without regard to any exchange unless the exchange was from the Fund to The Bond Fund For Growth. In that case, you will pay the CDSC of the Fund. For purposes of computing the CDSC, the length of time you have owned your Shares will be measured from the date of original purchase, as determined by the Fund (see Purchasing Class B Shares) and will not be affected by any exchange.

     Shares of an Eligible Fund may be exchanged for shares of the same class of another Eligible Fund on the basis of the relative net asset values of each Fund's shares, at the time of the exchange (without sales charge), except that exchanges of Class A Shares held in the Fund for less than six months for shares of Rochester Fund Municipals will be charged an incremental sales load.

     Shareholders may effect exchanges of noncertificated shares by telephone. The privilege is available to all shareholders unless requested otherwise by the shareholder on the account application. Telephone Exchange Authorization Forms are available from the Distributor upon request. In order to effect an exchange by telephone shareholders may call the Agent weekdays (except holidays) between 9:00 a.m. and 5:00 p.m. (New York time). All exchanges will be made on the basis of the relative net asset value of the two funds next determined after the request is received in good order. Exchange requests received after the close of regular trading on the Exchange, generally 4:00 p.m. (New York time) will be processed at the net asset value determined as of the close of business on the following business day. Telephone exchanges are available only in nonretirement accounts registered in the same name. Shareholders are limited to one telephone exchange within any 30-day period for each account authorized to make such exchanges.

     The Fund, the Agent and their affiliates will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, the Agent utilizes procedures which are reasonably designed to ensure that such instructions are genuine. Your telephone call will be recorded and a written confirmation of the exchange will be mailed to you. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone exchanges. The Fund reserves the right, in its sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange privilege. During times of drastic economic or market conditions, telephone exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange, you may transmit your request in writing to the Agent and it will be implemented at the next determined net asset value (subject to any applicable sales charge) following receipt in good order by the Agent.

     See Tax Matters for an explanation of the tax consequences of exercising the exchange privilege.

Reinvestment Privilege

     If you redeem Class A Shares or Class B Shares of the Fund and you decide to reinvest in the Shares of the Fund, you may, within 90 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinvest, free of sales load, in Class A Shares of the Fund. The Fund will not, however, refund any CDSC paid as a result of a redemption of Class B Shares. Your investment will be reinvested at the net asset value per Class A Share next determined after your request is accepted. You must inform the Agent that this purchase represents a reinvestment. If you redeem Class A Shares or Class B Shares of the Fund and immediately invest the proceeds of the redemption in a money market fund, you may, upon notification to the Fund within one year of such transaction, reinvest, free of sales load, the exact amount of the proceeds of the redemption in Class A Shares of the Fund. Your investment will be reinvested at the net asset value per Class A Share established at the close of business of the Exchange on the day your request is accepted. There may be certain limits on facilitating such a transaction with respect to wire orders. Shareholders should consult with their dealers with respect to facilitating such transactions. The Fund reserves the right to require proof of the validity of any request for reinvestment pursuant to this service. You may use these respective reinvestment privileges only once a calendar year.

     See Tax Matters for an explanation of the tax consequences of exercising the reinvestment privilege.

HOW TO REDEEM SHARES

     By Mail. A shareholder may redeem Shares at any time and receive the value of such Fund's Shares by forwarding a written request signed by all registered owners to the Agent. The shareholder will then receive from the Fund the value of the Shares based upon the net asset value per Share, less any applicable CDSC on Class B Shares, next computed after a written request in good order is received by the Agent. Redemption requests received after the time at which the net asset value is calculated each day (at the close of the Exchange) will receive the price calculated on the following business day. Any certificates representing Fund Shares being redeemed must be submitted with the written redemption request.

     For the shareholder's protection, and to be considered in good order, signature(s) must be guaranteed if the redemption request involves any of the following:

     (1) the proceeds of the redemption are over $100,000;

     (2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account; or

     (3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, pre-authorized bank account or brokerage firm account.

     Eligible signature guarantors are determined in accordance with standards and procedures adopted by the Agent from time to time. A notarized signature is not acceptable.

     Payment for the redeemed Shares will be sent to the shareholder within seven days after receipt of the request in good order, except that the Fund may delay the mailing of the redemption check or a portion thereof until the Fund's depository bank has made fully available for withdrawal the check used to purchase Fund Shares, which may take up to 15 days.

     Through your Investment Dealer. For the convenience of its shareholders, the Fund has authorized the Distributor to act as its agent to accept orders from dealers' authorized order rooms for the redemption of Fund Shares. The Fund may revoke or suspend this authorization at any time. The redemption price is the net asset value, less any applicable CDSC on Class B Shares, next determined following the time at which the Shares are offered for redemption to the dealer. Payment of the redemption proceeds is made to the dealer who placed the order within five days after receipt of the order provided that within this time, delivery of certificates for Shares in good order is received, or for open accounts, upon the receipt of a written request for redemption as described above, and, if required, any supporting documents. Neither the Fund nor the Distributor may make a charge upon such a redemption, other than any applicable CDSC on Class B Shares. However, a dealer may make a charge as agent for the shareholder in the redemption of Fund Shares. If a shareholder is unable to execute a transaction by telephone to his dealer, or a dealer is unable to execute a transaction by telephone to the Distributor (for example, during times of unusual market activity), the shareholder or dealer should consider placing the order by mail.

     Systematic Withdrawal Plan. A Systematic Withdrawal Plan ("SWP") is available to shareholders which provides for monthly payments by ACH funds or check. Withdrawals of Class B Shares through the SWP may be subject to a CDSC. For information on how to establish an SWP, contact the Agent at 1-800-552-1129.

     Required Redemption. The Fund may, in order to reduce its expenses, require any shareholder with Shares having a net asset value in the aggregate of less than $3,500 to redeem such Shares. Such required redemption would relate only to a shareholder whose holdings had fallen to below $3,500 by reason of redemption. Notice of any required redemption (which would be made only in cash at net asset value without payment of any CDSC) would be given to any such shareholder at least 30 days prior to any such required redemption, during which time the shareholder would have the opportunity to bring the account up to a value of $3,500. The provisions relating to the reinvestment privilege would not be applicable to any such redeemed shares. Required redemptions are not applicable where a shareholder is making continuous regular investments in the Fund through an Automatic Bank Draft Plan.

PERFORMANCE

     Advertisements and other sales literature for each class of Shares of the Fund may refer to the "yield," "tax equivalent yield" and "average annual total return." When the Fund advertises the yield or tax equivalent yield of a class of Shares it will also advertise the average annual total return for the most recent one-year period, the most recent five-year period and for the life of that class of Shares. Such calculations are determined in accordance with the rules and regulations established by the Securities and Exchange Commission and are applicable to all investment companies and are not indicative of the dividends or other distributions which were or will be paid to the Fund's shareholders. Dividends or other distributions paid to shareholders are reflected in the current distribution rate or tax equivalent distribution rate which may be quoted to shareholders.

     The advertised yield of a class of Shares of the Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per Share of a class earned during the period by the maximum offering price per Share of that class on the last day of the period. The result is then "annualized" using a formula that provides for semiannual compounding of income. The Fund's yield for a class reflects the deduction of the maximum initial sales charge, but does not reflect the deduction of any CDSC.

     Tax-equivalent yield for a class of Shares is calculated by applying the stated federal and state income tax rate only to that portion of the yield which is exempt from taxation. The tax-exempt portion of the yield is divided by the number one minus the stated income tax rate (e.g., 100%-38% = 62%). The result is then added to that portion of the yield, if any, that is not tax-exempt.

     The average annual total return of Shares of the Fund is computed by finding the average annual compounded rate of return of a class over a period that would equate the initial amount invested in that class to the ending redeemable value. The calculation assumes that the maximum sales load charge is deducted from an initial $1,000 investment in Class A Shares, and that the CDSC is deducted in the case of Class B Shares. The calculation also assumes that dividends and capital gains distributions are reinvested at net asset value. The calculation includes all recurring fees that are charged to all shareholder accounts.

     For additional information regarding the calculation of yield and total return, see Calculation of Performance Data in the SAI. Further information about the Fund's performance is set forth in the Fund's Annual Report to shareholders, which may be obtained upon request without charge.

TAX MATTERS

Taxation of the Fund

     During the taxable year ended December 31, 1995, the Fund qualified for treatment as a regulated investment company under Subchapter M of the Code. The Fund intends to continue to so qualify for future taxable years. The Fund intends to avoid incurring liability for federal income tax on its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), and a 4% federal excise tax on certain undistributed income and gains, by distributing all of that income and gains and by meeting other applicable requirements of the Code.

Taxation of Shareholders

     By meeting certain requirements of the Code, including the requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under section 103(a) of the Code, the Fund intends to continue to qualify to pay "exempt-interest" dividends to its shareholders. Exempt-interest dividends designated as such by the Fund may be excluded from a shareholder's gross income for federal income tax purposes. To the extent dividends are derived from earnings on interest attributable to obligations of New York State and its political subdivisions, Puerto Rico, or other U.S. possessions, they also will be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes.

     Although exempt-interest dividends will not be subject to federal income tax for Fund shareholders, a portion of such dividends which is derived from interest on certain "private activity" bonds will give rise to a tax preference item which could subject a shareholder to, or increase a shareholder's liability under, the federal alternative minimum tax, depending on the shareholder's individual tax situation.

     To the extent dividends are derived from options trading, temporary taxable investments, an excess of net short-term capital gain over net long-term capital loss or accretion of market discount, those dividends are taxable as ordinary income for federal income tax purposes whether a shareholder has elected to receive dividends in cash or additional Fund Shares. Such dividends will not qualify for the dividends-received deduction for corporations. Interest on indebtedness incurred or continued to purchase or carry Shares of the Fund is not deductible to the extent the Fund's distributions consist of exempt-interest dividends. Distributions, if any, of net capital gain, when designated as such, will be treated as long-term capital gains by each shareholder regardless of the length of time the shareholder has owned Fund Shares and whether the shareholder received them in cash or additional Fund Shares.

     Information as to the tax status of Fund distributions will be provided annually including information as to which portions are taxable or tax-exempt. In addition, information will be provided annually identifying the portion of exempt-interest dividends that constitutes a preference item for shareholders in determining their liability for the alternative minimum tax. Shareholders who have not been in the Fund for a full taxable year may get distributions of income and/or capital gains which are not equivalent to the actual amount applicable to the period for which they have held shares.

     The Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds (including any applicable CDSC) payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Up to 85% of a Social Security recipient's benefits may be included in federal gross income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Income from the Fund is still tax-exempt to the extent described above; it is only included in the calculation of whether a recipient's Social Security benefits are to be included in gross income.

     A redemption of Fund Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed Shares (which normally includes any sales load paid). An exchange of Fund Shares for shares of any Eligible Fund generally will have similar tax consequences. However, special rules apply when a shareholder (1) disposes of Fund Shares through an exchange or redemption within 90 days after purchase thereof and (2) subsequently acquires shares of an Eligible Fund or reacquires Fund Shares without paying a sales load due to the exchange privilege or 90-day reinvestment privilege. (See Shareholder Services, Exchange Privilege, and Reinvestment Privilege.) In these cases, any gain on the disposition of the original Fund Shares will be increased, or loss decreased, by the amount of the sales load paid when those Shares were acquired, and that amount will increase the basis of the subsequently acquired Shares. In addition, if a shareholder purchases Fund Shares (whether pursuant to the reinvestment privilege or otherwise) within 30 days before or after redeeming other Fund Shares at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased Shares.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders--see the SAI for a further discussion--and is not intended to be a substitute for careful tax planning. There may be tax considerations involved with the automatic conversion of Class B Shares to Class A Shares--see Conversion of Class B Shares for further information. There may also be other federal, state or local tax considerations applicable to a particular investor; for example, the Fund's distributions may be wholly or partly taxable under state and/or local laws other than New York State and New York City. Prospective investors therefore are urged to consult their own tax advisers.

MANAGEMENT, SERVICES AND DISTRIBUTION

     Limited Term New York Municipal Fund. The Fund offers an unlimited number of Shares of beneficial interest, divided into two classes, each Share of which is entitled to one vote. Fractional Shares have the same rights as full Shares to the extent of their proportionate interest. All Shares of each class in the Fund have equal voting rights, except that, in matters affecting only a particular portfolio or class, only Shares of that portfolio or class are entitled to vote.

     The Fund has a Board of Trustees which has the primary responsibility for the overall management of the Fund. The Trustees elect the officers of the Fund who are responsible for administering its day-to-day operations. Under the Fund's Declaration of Trust, no annual or regular meeting of shareholders is required, but special meetings will be called for certain purposes such as electing trustees, changing fundamental policies or approving a management contract. The Declaration of Trust of the Fund provides that the Trustees shall call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested in writing by shareholders holding not less than 10% of the shares of the Fund.

     The Adviser. The Fund is managed by the Adviser, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Adviser carries out its duties, subject to the policies established by the Board of Trustees, under the Investment Advisory Agreement with the Fund which states the Adviser's responsibilities. The Adviser provides the Fund with investment supervision and management, administrative services and office space. The Adviser is entitled to receive, pursuant to the Investment Advisory Agreement, an annual fee, payable monthly, of 0.50% of its average daily net assets up to $100 million, 0.45% of its average daily net assets on the next $150 million, 0.40% of its average daily net assets in excess of $250 million but less than $2 billion and 0.39% of its average daily net assets in excess of $2 billion.

     The Adviser, an investment adviser registered under the Investment Advisers Act of 1940, has operated as an investment adviser since 1959. The Adviser (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of November 30, 1995 and with more than 2.8 million shareholders. The Adviser is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Adviser and controlled by Massachusetts Mutual Life Insurance Company. On or about the date of this Prospectus, the Adviser acquired the business relationships and certain assets and liabilities of the previous adviser and distributor to the Fund. Pursuant to this acquisition and Fund shareholder approval received on December 20, 1995, the Fund entered into the following agreements, effective January 4, 1996: the Investment Advisory Agreement between the Fund and the Adviser and the Distribution and Service Plans and Agreements between the Fund and the Distributor.

     Ronald H. Fielding, the Portfolio Manager of the Fund, has been primarily responsible for management of the Fund's portfolio since its inception. Mr. Fielding was President and a trustee of the Fund from 1991-January, 1996 and is currently Vice President of the Fund. He also has been an officer and a director of the Fund's previous advisers (President and a director of Fielding Management Company, Inc. since 1982 and President and a director of Rochester Capital Advisors, Inc., the general partner of Rochester Capital Advisors L.P., since
1993). Messrs. Michael Rosen and Anthony Tanner also have responsibility for the day-to-day management of the Fund's portfolio. Prior to their employment by the Adviser, Messrs. Fielding, Rosen and Tanner were employed by the Fund's previous investment advisers, Fielding Management Company, Inc. and Rochester Capital Advisors, L.P.

     The Agent. The Fund acts as its own transfer agent and dividend paying agent. The Fund's shareholder servicing agent is Oppenheimer Shareholder Services, a division of the Adviser, which acts as servicing agent for the Fund and as transfer agent for various other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Agent at the toll-free number shown on the back cover of this Prospectus.

     The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Adviser that acts as the Distributor. The Distributor also distributes the shares of other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Adviser.

      Account Application
                                The Rochester Funds
--------------------------------------------------------------------------------

Mail completed     The person or persons (the "Investor") who are executing this
application to:    Account Application authorize Oppenheimer Shareholder
Oppenheimer        Services to open or revise an account to purchase common
Shareholder        shares of the Fund indicated below (collectively "The
Services           Rochester Funds") in accordance with these instructions and
350 Linden Oaks    all other applicable provisions in this Account Application,
Rochester, NY      and all provisions in the current Prospectus of the indicated
14625              Fund, which Prospectus the investor acknowledges having
                   received from its Dealer prior to, or simultaneously with, the execution of this Account Application.

--------------------------------------------------------------------------------

Account Type/NAME (Please Print or Type)

[ ] Individual__________________________________________________________________
                       First Name          Middle Initial            Last Name

    Joint [ ] JTTEN:
[ ] Owner [ ] Ten Com:__________________________________________________________
)                      First Name          Middle Initial            Last Name
Uniform Gift/
[ ] Transfer to Minor___________________________________________________________
[ ] UTMA [ ] UGMA      Custodian First Name      Middle Initial      Last Name

    as Custodian for___________________________   ______________________________
                          Name of Minor(s)         State in which gift is made

[ ] Trust,______________________________________________________________________
  Corporation,    Name of Trust or Organization as it Appears on Trust Agreement
Partnership or
Other Entity   ________________________________________________________________
                               Name of Trustee(s) or Officer

_______________________________________________      ___________________________
           For the Benefit of                                Date of Trust

______________________________   ___________________   ______________   ________
        Address                         City                State         Zip
(  ) __________________ (  )__________________ Telephone numbers will be used
     Day Phone               Evening Phone     for non-soliciting purposes only
 (include area code)      (include area code)

YOU MUST COMPLETE THIS SECTION FOR ALL ACCOUNT TYPES
--------------------------------------------------------------------------------

Fund and Privilege Selections
Please indicate your Mutual Fund Investment Choice(s) and circle the appropriate Share Class (if applicable). (Please notice the minimum required investment for the fund you choose. Subsequent purchases must be in amount of $100 or more for each fund.)

    Fund Name                          Share Class                    Amount

[ ] Rochester Fund Municipals
    (minimum $2,000)
    RMUNX                         Class A only available            $_________

[ ] Limited Term NY Municipal
    Fund (minimum $5,000)
    LTNYX                         Class A                           $_________

    LTNBX                         Class B                           $_________

[ ] The Bond Fund for Growth
    (minimum $2,000)
    RCVGX                         Class A                           $_________
    RCVBX                         Class B                           $_________
    RCVYX (Institutional
    Investors only)               Class Y (minimum $50,000)         $_________

                                                          TOTAL:    $_________

                     Please enclose a check for this amount
                 payable to Oppenheimer Funds Distributor, Inc.

Dividend and Capital Gain
(Distributions will be reinvested in additional shares, unless specified otherwise.)

[ ] Reinvest dividends in shares and pay capital gains in cash

[ ] Pay dividends in cash and reinvest capital gains in shares

[ ] Pay all dividends and capital gains in cash

[ ] I do not want Telephone Exchange Privileges. Telephone Exchange is automatic (where applicable) unless otherwise specified here.

Please complete the following if dividend distributions are to be mailed to another address or will be payable to another payee:

_____________________      __________________________    _______________________
         Name                      Address                   City/State/Zip

________________________________________________________________________________
         Signature Guarantee required for above transaction

A signature guarantee may be obtained at any commercial bank or from your broker dealer.

--------------------------------------------------------------------------------

Signature and Taxpayer Certification

I (we) am of legal age to make this purchase. Under the penalties of perjury, I certify that the tax identifying or social security number contained herein is true, correct and complete and I am not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code. I (we) hereby agree that, upon acceptance by Oppenheimer Funds Distributor, Inc. ("OFDI"), this Account Application will be a contract governed by the laws of the State of New York.
In addition, I (we) hereby agree that any controversy arising out of or in relation to my (our) account or this contract shall be settled by arbitration before the National Association of Securities Dealers, Inc. or any other self-regulatory organization of which OFDI is a member.

_____________________________________   ________________________________________
Owner's Signature         Date          Owner's Social Security/Tax ID State in
                                        which signed (Minor's SS# if UGMA/UTMA)

_____________________________________________
Joint Owner's Signature (if any)         Date

For Tax Purposes: (check appropriate box:)
[ ] I am a citizen of US      [ ] Other_________

[ ] I am a resident of US     [ ] Other_________
(Non-resident Aliens must provide the W-8 form)

--------------------------------------------------------------------------------

Registered Representative Identification (Broker/Dealer Use Only)

__________________   ______________  __________________  _______________________
First Name           Middle Initial  Last Name           Representative Number

_______________________________________________________  _______________________
Registered Representative Signature (required)           Office Phone Number

_______________________________________________________  _______________________
Firm Name                                                Branch Number

_________________________________    __________________  ____________  _________
Address                               City                State         Zip

Please make your check payable to Oppenheimer Funds Distributor, Inc. and mail to: 350 Linden Oaks, Rochester, NY 14625. A shareholder package containing fund privileges will be forwarded upon processing of your application.

The broker-dealer ("Dealer") signing the Application hereby agrees to all applicable provisions of this Application. The Dealer will act as principal in all purchases by the Investor of Fund shares indicated herein and authorizes and appoints OFDI to execute such purchases and to confirm such purchases to the Investor. OFDI will remit monthly to the Dealer the amount of any commissions due, except that no commissions will be paid to the Dealer on any transactions for which the Dealer's net sales commissions are less than $5.00. The Dealer also represents that it may lawfully sell shares of the indicated Fund in the state designated as the Investor's record address, and that it has a currently effective Dealer Agreement with OFDI authorizing the Dealer to sell common shares of The Rochester Funds.
     The Dealer signature guarantees the signature and legal capacity of the Investor. If the Investor does not sign this Application, the Dealer warrants that this application is completed in accordance with the Investor's instructions and information and agrees to indemnify OFDI and the Oppenheimer Funds from any loss or liability from acting or relying upon such instructions and information.

LOGO

The Rochester Funds
A Division of OppenheimerFunds, Inc.
350 Linden Oaks
Rochester, NY 14625

Investment Adviser
OppenheimerFunds, Inc.

Distributor
OppenheimerFunds Distributor, Inc.

Shareholder Servicing Agent
Oppenheimer Shareholder Services
(800) 552-1129

---------------------------------------------------

Custodian
Investors Bank & Trust Company
Boston, MA

Independent Accountants
Price Waterhouse LLP
Rochester, NY

Legal Counsel
Kirkpatrick & Lockhart LLP
Washington, D.C.

----------------------------------------------------

For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement filed with the Securities and Exchange Commission.

-----------------------------------------------------

LOGO  OPPENHEIMERFUNDS.

PRO355.001.0196                     Item #ROC512450






                                  LIMITED TERM
                                    NEW YORK
                                 MUNICIPAL FUND

                                 PROSPECTUS AND
                            NEW ACCOUNT APPLICATION
                           AS REVISED JANUARY 5, 1996


                           ROCHESTER PORTFOLIO SERIES
                                350 LINDEN OAKS
                              ROCHESTER, NY 14625




                      LOGO       OPPENHEIMER FUNDS.

ROCHESTER PORTFOLIO SERIES-LIMITED TERM NEW YORK MUNICIPAL FUND

350 Linden Oaks, Rochester, New York 14625
1-800-552-1129

Statement of Additional Information dated May 1, 1995, as revised on January 5, 1996

     This Statement of Additional Information of Rochester Portfolio Series-Limited Term New York Municipal Fund (the "Fund") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated May 1, 1995, as revised on January 5, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's shareholder servicing agent, Oppenheimer Shareholder Services (the "Agent"), at P.O. Box 5270, Denver, Colorado 80217 or by calling the Agent at the toll-free number shown above.

TABLE OF CONTENTS
                                                                         PAGE

ABOUT THE FUND
Investment Objectives and Policies ....................................    2
     Investment Policies and Strategies ...............................    2
     Other Investment Techniques and Strategies .......................    6
     Investment Considerations/Risk Factors ...........................    6
      Other Investment Restrictions ...................................   10
How the Fund is Managed ...............................................   11
     Organization and History .........................................   11
     Trustees and Officers of the Fund ................................   12
     The Adviser and Its Affiliates ...................................   17
Brokerage Policies of the Fund ........................................   19
Performance of the Fund ...............................................   20
Distribution and Service Plans ........................................   24

ABOUT YOUR ACCOUNT
How To Buy Shares .....................................................   26
How To Sell Shares ....................................................   28
How To Exchange Shares ................................................   28
Dividends, Capital Gains and Taxes ....................................   29
Additional Information About the Fund .................................   32

FINANCIAL INFORMATION ABOUT THE FUND
Financial Statements ..................................................   34
Independent Auditors' Report ..........................................   34

Appendix A:  Description of Municipal Securities Ratings ..............  A-1

ABOUT THE FUND

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES AND STRATEGIES. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade Municipal Obligations as defined below and in the Prospectus with a dollar weighted average effective maturity of five years or less. There can be no assurance that the investment objective of the Fund will be realized.

The Fund seeks to achieve its objective by investing primarily in a portfolio of obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands, and Guam, which pay interest which, in the opinion of the bond counsel to the issuer, is exempt from federal income tax and New York State, and New York City personal income taxes ("Municipal Obligations").

The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended, (the "Investment Company Act"), which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that it may invest in obligations of a single issuer. The Fund intends to continue to qualify as a "regulated investment company," however, under the Internal Revenue Code of 1986, as amended (the "Code"). See Dividends, Capital Gains and Taxes. In addition to satisfying other requirements to so qualify, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer. In contrast, a fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its assets at all times. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

     MUNICIPAL OBLIGATIONS

     -- MUNICIPAL BONDS. Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, manufacturing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

     -- GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     -- REVENUE BONDS. Revenue Bonds are not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for revenue bonds is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities, and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

     -- INDUSTRIAL DEVELOPMENT BONDS. Industrial development bonds are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately-operated facilities such as manufacturing, housing, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will purchase industrial development bonds only to the extent that the interest paid by a particular bond is tax-exempt pursuant to the Code, which limits the types of facilities that may be financed with tax-exempt industrial development and private activity bonds and the amounts of such bonds each state may issue.

     -- MUNICIPAL NOTES. Municipal notes generally fund short-term capital needs and have maturities of one year or less. The Fund may invest in municipal notes which include:

     -- TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     -- REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     -- BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     -- MISCELLANEOUS, TEMPORARY AND ANTICIPATORY INSTRUMENTS. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

     -- CONSTRUCTION LOAN NOTES. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of the Construction Loan Notes, is sometimes provided by a commitment of the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Fund will only purchase Construction Loan Notes that are subject to permanent GNMA or bank purchase commitments.

     -- TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     -- MUNICIPAL LEASES. Municipal lease obligations or installment purchase contract obligations (collectively, "Municipal Leases") have special risks not normally associated with Municipal Obligations. Although Municipal Leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, most lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" Municipal Leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition, Municipal Leases may be subject to an " abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. The "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     In addition to the "non-appropriation" and "abatement" risks, investments in Municipal Leases represent a relatively new type of financing. As such, Municipal Leases have not yet developed the depth of marketability associated with more conventional Municipal Obligations. The Fund will seek to minimize these risks by investing not more than 10% of its total assets in Municipal Leases that contain "non-appropriation" clauses, and by investing only in those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment is ever required.

     Investments in Municipal Leases will be subject to the Fund's 15% limit on investments in Illiquid Securities unless, in the judgment of OppenheimerFunds, Inc. ("the Adviser"), a particular Municipal Lease is liquid. The Board of Trustees has adopted guidelines to be utilized by the Adviser in making determinations concerning the liquidity and valuation of a municipal lease obligation. Such determinations will be based on all relevant factors including among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security ; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained throughout the time the Fund holds the obligation; and (6) the likelihood that the municipality will continue to appropriate funding for the leased property.

     -- NEW FORMS OF MUNICIPAL OBLIGATIONS. New forms of Municipal Obligations in which the Fund may desire to invest are continuing to evolve. Accordingly, the descriptions herein as to certain types of existing Municipal Obligations should be viewed as illustrative and not exclusive. The Fund may invest in new forms of instruments or variations of existing instruments, subject only to the Fund's criteria of investment quality and tax exemption and to the restrictions specified in this Statement of Additional Information. As new forms of instruments or variations of existing instruments evolve, the Fund will revise its prospectus to reflect such evolution prior to investing.

     -- DEFINITION OF ISSUER. For purposes of diversification under the Investment Company Act, identification of the "issuer" of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer.

     If, however, in either case, the creating government or some other entity guarantees the security, such a guarantee would not be a separate security which must be included in the Fund's limitation on investments in a single issuer, provided the value of all securities guaranteed by a guarantor is not greater than 10% of the Fund's total assets.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES

     -- STAND-BY COMMITMENTS. The Fund cannot issue but may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the technical sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment."

     -- WHEN-ISSUED SECURITIES. Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within six months of the purchase of municipal bonds and notes; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitment for when-issued securities.

     -- OPTIONS TRANSACTION. The Fund may engage in options transactions in order to provide additional income (the writing of covered call options) or in order to afford protection against adverse market conditions (the buying of put options). Such transactions may, however, limit the amount of possible capital appreciation which might otherwise be realized. The Fund may only write covered call options or purchase put options which are listed for trading on a national securities exchange and purchase call options and sell put options to the extent necessary to cancel options previously written. As an operational policy, no more than 5% of the Fund's total assets will be invested in options transactions.

     Unless otherwise noted, the foregoing investment objectives and policies are not designated as fundamental policies within the meaning of the Investment Company Act.

INVESTMENT CONSIDERATIONS/RISK FACTORS

     -- CONCENTRATION OF INVESTMENTS IN NEW YORK STATE ISSUERS

     In view of the Fund's policy of concentrating its investments in the obligations of New York State (the "State"), its municipalities, agencies and instrumentalities (collectively "New York

Issuers"), the following information is provided to investors. This represents only a brief summary of the corresponding risks inherent in the Fund and does not purport to be a complete description. It is based on information obtained from official statements relating to securities offerings of the State, from independent municipal credit reports and from other sources. This information is believed to be accurate but has not been independently verified by the Fund. Additional information may be obtained from official statements and prospectuses issued by, and other information reported by the State and its various public bodies and other entities located within the State in connection with the issuance of their respective securities.

     As noted in the Fund's Prospectus, as a fundamental policy, at least 95% of the Fund's net assets will ordinarily be invested in New York State, municipal and public authority debt obligations, the interest from which is exempt from Federal income tax, New York State income tax and New York City personal income tax ("New York State Tax Exempt Securities"). Therefore, the Fund is more susceptible to political, economic or regulatory factors and/or events affecting the State and its political subdivisions than would a more diverse portfolio of securities relating to a number of different states. In addition, the value of the Fund's shares may fluctuate more widely than the value of shares of a diversified portfolio of securities relating to a number of different states.

     A national recession commenced in mid-1990. The nation then experienced a period of weak economic growth during 1991 and 1992. In 1993, the nation's economy grew faster than in 1992, but still at a very moderate rate, as compared to other recoveries. The rate of economic expansion accelerated considerably in 1994. National employment and income growth in 1994 were substantial. In response, the Federal Reserve Board shifted to a policy of monetary tightening by raising interest rates throughout most of the year. As a result, expansion of the economy slowed sharply during the first half of 1995 as higher interest rates reduced the growth of consumer spending and business investment.

     The economic recession was more severe in State and its recovery started later than in the nation as a whole due in part to the significant downsizing in the banking and financial services industries, defense related industries and other major corporations as well as an overbuilt commercial real estate market. The State recovery, as measured by employment, began near the start of calendar year 1993. During the calendar year 1993, employment began to increase, though sporadically, and the unemployment rate declined. Moderate employment growth continued into the first half of 1994 but then came to a virtual halt in the middle of the year. Employment growth once again picked up in 1995, though as of September, 1995, unemployment in New York State was 6.8%.

     New York State's fiscal year begins April 1 of each year. The 1995-1996 budget, adopted over two months later than the April 1, 1995 deadline, attempted to make important changes to the State's fiscal policies. For the first time in 50 years, the State's budget called for a reduction in year to year expenditures. At the same time, the budget attempted to close a $4.8 billion gap identified at the beginning of the budget process by, in part, significantly reducing expenditures on certain services. Through the first six months of the 1995-1996 fiscal year, the State has made no significant revisions to the budget and still projects a balanced budget for the year. However, with the projected slow down of the national and State economies along with the sizes of the additional tax reductions expected to be phased in over the next two years, the State's fiscal outlook remains stressed.

     On October 2, 1995, the State Comptroller released a report entitled "Comptroller's Report on the Financial Condition of New York State 1995" in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-1997 fiscal year and at least $3.9 billion for the State's 1997-1998 fiscal year.

     Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the federal level but not included in the State's current economic forecast would, if enacted, have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.

     To the extent that the State's municipalities, agencies and authorities require State assistance to meet their financial obligations, the ability of the State of New York to meet its own obligations as they become due or to obtain additional financing could be adversely affected and any reduction in such assistance and subsidies by the State could adversely affect the ability of such issuers to meet their debt obligations. Any reduction in the actual or perceived ability of any issuer of New York State Tax Exempt Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would be likely to adversely affect the market value and marketability of its obligations and could adversely affect the values of New York Tax Exempt Securities as well.

     A substantial principal amount of bonds issued by various municipalities, agencies and authorities are either guaranteed by the State through lease-purchase arrangements, other contractual obligations or moral obligation provisions, which impose no immediate financial obligation on the State and require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit such municipalities, agencies or authorities to meet their obligations could result in their default. If a default were to occur, it would likely have a significant adverse impact on the market price of obligations of the State and its municipalities, agencies and authorities. While debt service is normally paid out of revenues generated by projects of such issuers, the State has had to appropriate large amounts of funds in recent years to enable such municipalities, agencies and authorities to meet their financial obligations and in some cases, prevent default. Additional financial assistance is expected to be required in the current and in the future fiscal years since certain municipalities, agencies and authorities continue to experience financial difficulties.

     The combination of state and local taxes in the State has been among the highest in the nation for many years. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not relocate within, the State. The current high level of taxes limits the ability of New York State, New York City (the "City") and other municipalities to impose higher taxes in the event of future difficulties. In addition, constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property, which may have an adverse effect on the ability of issuers to meet obligations supported by such taxes. A variety of additional court actions have been brought against the State and certain agencies and municipalities relating to financing, amount of real estate tax, use of tax revenues and other matters, which could adversely affect the ability of the State or such agencies or municipalities to pay their obligations.

     The fiscal health of the State is closely related to the fiscal health of it localities, particularly the City, which has required and continues to require significant financial assistance from the State. Both the State and the City face potential economic problems which could seriously affect the ability of both the State and the City to meet their respective financial obligations. On July 10, 1995, S&P lowered its rating on the City's general obligation bonds to BBB+ from A-. The City faces continuing and recurring problems of economic sluggishness compounded by reductions in State aid. Moreover, large budget gaps projected over the next three years further indicate the City's lack of financial flexibility. Despite Mayor Guiliani's efforts at reform, many industry analysts expect further downgrades by the credit agencies rating in the future.

     Beginning in early 1975, the State, the City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to higher interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or failure of certain financial recovery programs could result in defaults or declines in the market values of numerous New York obligations in which the Fund may invest.

     Since 1990, S&P and Moody's Investor Service, Inc. ("Moody's") each lowered its credit rating on New York State's general obligation bonds and certain other obligations issued by New York State. Ratings of New York State's general obligation bonds are among the lowest of all states. As a result, there are special risks inherent in the Fund's concentration of investments in New York Tax Exempt Securities.

     The foregoing information as to certain New York risk factors is given to investors in view of the Fund's policy of concentrating its investments in New York issuers. Such information constitutes only a brief summary and does not purport to be a complete description. See Appendix A to this Statement.

     -- MANAGEMENT OF CREDIT RISK. Because 5% of the Fund's assets may be invested in securities which are rated below the lowest investment grade categories, as rated by a nationally recognized statistical rating organization ("NRSRO"), and because a substantial portion of its assets may be invested in securities which are unrated, but which are, in the opinion of the Adviser, comparable in quality to investment grade securities, the Fund is dependent on the Adviser's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Adviser will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets.

         Changes in the value of municipal bonds held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. As an operational policy, however, the Fund will not invest more than 5% of its assets in securities where the principal and interest are the responsibility of an industrial user with less than three years' operational history.

     -- DEFAULT. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations, and, as a result, the Fund's net asset value could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of such actions may not be tax-exempt.

     -- LIQUIDITY AND VALUATIONS. The Fund may from time to time, purchase securities which have a rating which is less than investment grade or securities for which there is no regular trading market. The market values of such securities tend to reflect individual developments affecting the issuer to a greater extent than do higher rated or more liquid securities, which react primarily to fluctuation in the general level of interest rates. Such securities also tend to be more sensitive to economic conditions than higher rated securities or securities for which there is a regular trading market. A portion of these fixed income securities are considered by S&P and Moody's, on balance, to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Securities rated BBB or Baa by S&P or Moody's are considered to be speculative with respect to their ability to timely make principal and interest payments. It is possible that the Fund may be required to liquidate such securities at an inopportune time, thus having a possible adverse affect on the Fund's performance.

OTHER INVESTMENT RESTRICTIONS

The following investment restrictions and policies are designated fundamental policies within the meaning of the Investment Company Act and may not be changed without the consent of the shareholders of a majority of the Fund's outstanding Shares, including a majority of the Shares of the Fund. A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Fund may not:

     (1) Purchase common stocks, preferred stocks, warrants, or other equity securities;

     (2) Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 10% of its total net assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three (3) days to the extent necessary to meet such asset coverage.

     (3) Sell securities short, purchase securities on margin, or write put options. The Fund reserves the right to purchase securities with puts attached;

     (4) Underwrite the securities of other issuers, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;

     (5) Purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts, or oil and gas interests, but this shall not preclude the Fund from investing in municipal obligations secured by real estate or interests therein;

     (6) Purchase the securities of any issuer which would result in the Fund owning more than 10% of the voting securities of such issuer.

     (7) Purchase or retain securities of any issuer if trustees of the Fund, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

     (8) Make loans to others, except in accordance with the Fund's investment objective and policies or pursuant to contracts providing for the compensation of service providers by compensating balances;

     (9) Invest more than 25% of its assets in any particular industry or industries, except that the Fund may invest more than 25% of its assets in obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities. Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";

    (10) Invest in companies for the purpose of exercising control or management;

    (11) Issue senior securities.

HOW THE FUND IS MANAGED

ORGANIZATION AND HISTORY. Rochester Portfolio Series (the "Trust"), a Massachusetts business trust established on June 14, 1991, is an open-end, non-diversified, management investment company consisting of one portfolio, the Limited Term New York Municipal Fund which currently has two classes of Shares. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The
Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

TRUSTEES AND OFFICERS OF THE FUND. The Fund's Trustees and officers, one of which is the Fund's portfolio manager, are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. As of January 5, 1996 the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of class of the Fund.

BRIDGET A. MACASKILL, CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT*; AGE: 47.

Chairman of the Board, President and a Trustee of the Fund, Rochester Fund Municipals and Rochester Fund Series-The Bond Fund For Growth; Chief Executive Officer of the Adviser; President and Chief Operating Officer of the Adviser; prior thereto, Chief Operating Officer of the Adviser and Executive Vice President of the Adviser from 1987-1989. Vice President and a Director of Oppenheimer Acquisition Corp., Director of Oppenheimer Partnership Holdings, Inc., Chairman and a Director of Oppenheimer Shareholder Services, Director of Main Street Advisers, Inc., and Director of HarbourView Asset Management Corporation, all of which are subsidiaries of the Adviser; a Trustee of the New York-based Oppenheimer funds.

JOHN CANNON, TRUSTEE;  AGE 65
620 Sentry Parkway West, Suite 220, Blue Bell, Pennsylvania 19422

Chairman and Treasurer, CDC Associates, Inc., registered investment adviser, 1993-present; prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991; Senior Vice President AMA Investment Advisers, Inc., 1991-1993; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger & Berman Income Trust, 1995-present; Trustee of Rochester Fund Municipals and Rochester Fund Series-The Bond Fund For Growth.

PAUL Y. CLINTON, DIRECTOR; AGE: 64
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010

Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust, Prime Cash Fund and Short Term Asset Reserves, each of which is a money-market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., and Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.; Trustee of Rochester Fund Municipals and Rochester Fund Series-The Bond Fund For Growth.

THOMAS W, COURTNEY, DIRECTOR; AGE: 62
P.O. Box 580, Sewickley, Pennsylvania 15143

Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation; Trustee of Rochester Fund Municipals and Rochester Fund Series-The Bond Fund For Growth.

__________
* A Trustee who is an "intrested person" as defined in the Investment Company
  Act.
                                      -13-

LACY B. HERRMANN, DIRECTOR; AGE: 66
380 Madison Avenue, Suite 2300, New York, New York 10017

President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Rochester Fund Municipals and Rochester Fund Series-The Bond Fund For
Growth: Trustee of Brown University.

GEORGE LOFT, DIRECTOR; AGE: 80
51 Herrick Road
Sharon, Connecticut 06069

Private Investor; Director of Quest Cash Reserves, Inc., Oppenheimer Quest for Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company; Trustee of Rochester Fund Municipals and Rochester Fund Series-The Bond Fund For Growth

RONALD H. FIELDING, VICE PRESIDENT; AGE 46
350 Linden Oaks, Rochester, New York 14625

Vice President of the Fund and Rochester Fund Municipals, January 5, 1996-present; Senior Vice President and Portfolio Manager of the Adviser, January 5, 1996-present; Chairman of the Rochester Division of the Adviser, January 5, 1996-present; President and Trustee of the Fund, 1986-January 4, 1996; Portfolio Manager of the Fund, 1986-present; President and Trustee of Rochester Fund Municipals and Rochester Fund Series - The Bond Fund For Growth, 1986-January 4, 1996; President and Director of Rochester Tax Managed Fund, Inc., 1982-1995; President and a director, Fielding Management Company, Inc. (1982-present); President and a director, Rochester Fund Distributors, Inc. (1982-present); President and a director, Rochester Capital Advisors, Inc. (1993-present); President and a director, Rochester Fund Services, Inc. (1986-present).

ANDREW J. DONOHUE, SECRETARY; AGE: 45

Secretary of the Fund, Rochester Fund Municipals and Rochester Fund Series-The Bond Fund For Growth; Executive Vice President and General Counsel of the Adviser and the Distributor; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Adviser and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, TREASURER; AGE: 59
3410 South Galena Street Denver, Colorado 80231

Treasurer of the Fund, Rochester Fund Municipals and Rochester Fund Series-The Bond Fund For Growth; Senior Vice President and Treasurer of the Adviser; Vice President and Treasurer of the Distributor and HarbourView Asset Management Corporation; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Adviser; Vice President, Treasurer and Secretary of the Agent and Shareholder Financial Services, Inc., a transfer agent subsidiary of the Adviser; an officer of other Oppenheimer funds.

ROBERT G. ZACK, ASSISTANT SECRETARY; AGE:  47

Assistant Secretary of the Fund, Rochester Fund Municipals and Rochester Fund Series-The Bond Fund For Growth; Senior Vice President and Associate General Counsel of the Adviser; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT BISHOP, ASSISTANT TREASURER; AGE:  36

Assistant Treasurer of the Fund, Rochester Fund Municipals and Rochester Fund Series-The Bond Fund For Growth; 3410 South Galena Street, Denver, Colorado 80231 Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

SCOTT FARRAR, ASSISTANT TREASURER; AGE: 30
3410 South Galena Street, Denver, Colorado 80231

Assistant Treasurer of the Fund, Rochester Fund Municipals and Rochester Fund Series-The Bond Fund For Growth; Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

     -- REMUNERATION OF TRUSTEES. All officers of the Fund and Ms. Macaskill, a Trustee and President, are officers or directors of the Adviser and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation received by the non-interested Trustees from the Fund during the fiscal year ended December 31, 1995.


                                                                      Pension or
                                                                      Retirement
                                                   Aggregate          Benefits           Estimated           Total
                                                   Compensation       Accrued as         Annual              Compensation
                                                   from the           Part of Fund       Benefits Upon       From Fund
Name of Person                                     Fund(1)            Expenses(2)        Retirement(2)       Complex(3)

John Cannon .................................      $XXX               $XXX                $XXX               $XXX
Paul Y. Clinton .............................      $                  $
Thomas W. Courtney ..........................      $                  $
Lacy B. Herrmann ............................      $                  $
George Loft .................................      $                  $

__________
(1) During the fiscal year ended December 31, 1995, only one of the Fund's current trustees, John Cannon, served as a Trustee of the Fund.

(2) The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1995. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. The estimate of annual benefits payable to Mr. Cannon under the Retirement Plan is based upon the assumption that Mr. Cannon, who was first elected as a Trustee of the Fund in 1992, will serve as an Independent Trustee for nine years.

(3) Includes compensation received during the fiscal year ended December 31, 1995, from all registered investment companies within the Fund Complex during that year which consisted of the Fund, Rochester Fund Municipals, Rochester Fund Series - The Bond Fund For Growth, and Rochester Tax Managed Fund, Inc. On June 28, 1995, Rochester Fund Series - The Bond Fund For Growth acquired all of the assets and assumed all of the liabilities of Rochester Tax Managed Fund, Inc.

     -- MAJOR SHAREHOLDERS. As of December 15, 1995, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund as a whole or of the Fund's outstanding Class A or Class B Shares, except for Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, EFL 3, Jacksonville, Florida 32246 which was the record owner of 22% and 43% of the Class A Shares and the Class B Shares then outstanding, respectively.

THE ADVISER AND ITS AFFILIATES. The Adviser is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Adviser's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund.

         The Adviser and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Adviser.

-- THE INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement between the Adviser and the Fund which was entered into on January 4, 1996 (the "Advisory Agreement") requires the Adviser, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Adviser will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows: 0.50% of average daily net assets up to $100 million; 0.45% of average daily net assets on the next $150 million; 0.40% of average daily net assets in excess of $250 million but less than $2 billion, and 0.39% of average daily net assets in excess of $2 billion.

     Expenses not expressly assumed by the Adviser under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended December 31, 1994 and 1995, the management fees paid by the Fund to its previous investment adviser, Rochester Capital Advisors, L.P. were $2,154,234 and $2,282,690, respectively. Rochester Capital Advisors, Inc. is the general partner of Rochester Capital Advisors, L.P. During the fiscal year ended December 31, 1993, the Fund paid investment advisory fees as follows: $1,344,075 to Fielding Management Company, Inc. for investment advisory services provided during the period from January 1, 1993 through December 19, 1993, and $55,857 to Rochester Capital Advisors L.P. Fielding Management Company, Inc. served as investment adviser to the Fund from the commencement of its operations on September 18, 1991 through December 19, 1993.

     The Advisory Agreement contains no expense limitation. However, independently of the Agreement, the Adviser has voluntarily undertaken that the total expenses of the Fund in any fiscal year (exclusive of taxes, interest, brokerage commissions, and any extraordinary non-recurring expenses, such as litigation costs) shall not exceed the most stringent state regulatory limitation on Fund expenses applicable to the Fund. The payment of the management fee will be reduced so that at no time will there be any accrued but unpaid liability under the above expense limitation. The Adviser reserves the right to amend or terminate this expense limitation at any time.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the Advisory Agreement relates. The Agreement permits the Adviser to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

-- THE DISTRIBUTOR. Under its General Distributor's Agreement with the Fund, which was entered into on January 4, 1996, Oppenheimer Funds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A Shares and Class B Shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended December 31, 1993, 1994 and 1995, the aggregate amount of sales charge on sales of the Fund's Class A Shares was $4,437,005, $1,699,143, and $1,439,854 respectively, of which Rochester Fund Distributors, Inc., the Fund's previous principal underwriter, retained $527,405, $211,300 and $214,315 in those respective years. Class B Shares were offered to the public commencing on May 2, 1995. During the period from May 2, 1995 through December 31, 1995, the contingent deferred sales charge collected by Rochester Fund Distributors, Inc. on the redemption of Class B Shares totalled $6,001. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

-- THE TRANSFER AGENT; THE SHAREHOLDER SERVICES AGENT. The Fund currently acts as its own transfer agent. Oppenheimer Shareholder Services, the Fund's shareholder services agent, a division of the Adviser, is responsible for maintaining shareholder accounting records, and for shareholder servicing and administrative functions. The Agent is compensated on the basis of a fixed fee per account. The compensation paid by the Fund for such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder services agent, for the fiscal years ending December 31, 1993, 1994 and 1995 was $189,702, $255,622 and $292,278, respectively.

-- ACCOUNTING AND RECORDKEEPING SERVICES. The Adviser also provides certain accounting and recordkeeping services to the Fund pursuant to an Accounting and Administration Agreement entered into on January 4, 1996. The services provided pursuant to the Fund thereunder include the maintenance of general ledger accounts and records relating to the business of the Fund in the form required to comply with the Investment Company Act and the calculation of the daily net asset value of the Fund. The compensation paid by the Fund for such services to Rochester Fund Services, Inc. its previous shareholder services agent, for the fiscal years ended December 31, 1993, 1994 and 1995 was $120,896, $150,500 and $161,850.

BROKERAGE POLICIES OF THE FUND

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AGREEMENT. One of the duties of the Adviser under the Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Adviser is authorized by the Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the Advisory Agreement, the Adviser is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Adviser or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Adviser that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Adviser may also consider sales of shares of the Fund and other investment companies managed by the Adviser or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

DESCRIPTION OF BROKERAGE PRACTICES FOLLOWED BY THE ADVISER. Subject to the provisions of the Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Adviser's portfolio traders based upon recommendations from the Adviser's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Adviser's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. As stated in the prospectus, the portfolio securities of the Fund are generally traded on a net basis and, as such, do not involve the payment of brokerage commissions. It is the policy of the Adviser to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread) and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price, both the sale of Fund shares and the receipt of research may be taken into consideration as factors in the selection of dealers to execute portfolio transactions for the Fund. The transaction costs associated with such transactions consist primarily of the payment of dealer and underwriter spreads. Brokerage commissions are paid primarily for effecting transactions in listed securities and or for certain fixed-income agency transactions, in the secondary market, otherwise only if it appears likely that a better price or execution can be obtained. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Adviser or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The research services provided by a particular broker may be useful in one or more of the advisory accounts of the Adviser and its affiliates. The research services provided by brokers broaden the scope and supplement the research activities of the Adviser, by making available additional views for consideration and comparisons. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Adviser as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. The Fund did not incur costs for brokerage commissions in connection with its portfolio transactions during the fiscal years ended December 31, 1993, 1994 and 1995.

     A change in securities held by the Fund is known as "portfolio turnover". As portfolio turnover increases, the Fund can be expected to incur brokerage commission expenses and transaction costs which will be borne by the Fund. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the fiscal years ended December 31, 1993, 1994, and 1995 the Fund's portfolio turnover rates were and 17.08%, 34.58%, and 22.34% respectively.

PERFORMANCE OF THE FUND

YIELD AND TOTAL RETURN INFORMATION. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data with respect to any class must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for that class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

-- STANDARDIZED YIELDS

     -- YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                                   2-b     6
          Standardized Yield = 2[( --- + 1) - 1]
                                   cd

     The symbols above represent the following factors:

        a = dividends and interest earned during the 30-day period.
        b = expenses accrued for the period (net of any expense reimbursements). c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
        d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

     The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1995, the standardized yields for the Fund's Class A and Class B Shares were 4.90% and 4.30%, respectively.

     -- TAX-EQUIVALENT YIELD. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. The Fund's tax-equivalent yields (after expense assumptions by the Adviser) for its Class A Shares and Class B Shares for the 30-day period ended December 31, 1995, for an individual New York City resident in the 38.3% combined tax bracket were 7.94% and 6.97%, respectively.

     -- DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield   Dividends of the Class
 of the Class  = ______________________ / Number of Days (accrual period) X 365
                 Max. Offering Price of
                 the Class (last day of
                         period)

     The maximum offering price for Class A Shares includes the maximum front-end sales charge. For Class B Shares, the maximum offering price is the net asset value per share without considering the effect of contingent deferred sales charges.

     From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its maximum offering price) at the end of the period. The dividend yields on Class A Shares for the 30-day period ended December 31, 1995 were 5.43% and 5.31% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B Shares for the 30-day period ended December 31, 1995, were 4.98% when calculated at net asset value.

-- TOTAL RETURN INFORMATION

     -- AVERAGE ANNUAL TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  ( ERV )1/n
                  (_____)   -1 = Average Annual Total Return
                  (  P  )

     -- CUMULATIVE TOTAL RETURNS. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                               ERV - P
                               _______ = Total Return
                                  P

     In calculating total returns for Class A shares, the current maximum sales charge of 2.0% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge of 2.5% for the first year, 2.0% for the second year, 1.5% for the third year,

1.0% for the fourth year, and none thereafter, is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one year period ended December 31, 1995 and for the period from September 18, 1991 through December 31, 1995, were 7.95%, and 7.20%, respectively. The cumulative "total return" on Class A shares for the period from September 18, 1991 through December 31, 1995 was 34.65%. The cumulative total return on Class B Shares for the period from May 1, 1995 (commencement of Class B Shares) through December 31, 1995 was 1.84%.

     -- TOTAL RETURNS AT NET ASSET VALUE. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A or Class B Shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the one year period ended December 31, 1995 and the period from September 18, 1991 through December 31, 1995 was 10.01% and 37.34%, respectively. The cumulative total return at net asset value for Class B Shares for the period from May 1, 1995 through December 31, 1995 was 4.34%.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of its Class A or Class B Shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds), (ii) all other New York municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of the performance of its Class A or Class B Shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A and Class B Shares of the Fund in relation to other New York State municipal bond funds. Rankings are subject to change.

     The total return on an investment in the Fund's Class A or Class B shares may be compared with performance for the same period of comparable indices, including but not limited to The Merrill

Lynch Municipal Index (3-7 year maturities) and the Lehman Brothers 5-year Municipal Bond Index. The Merrill Lynch Municipal Index is a broadly based, widely recognized unmanaged index of municipal bonds with a specific maturity of between 3 and 7 years. The Lehman Brothers Municipal Bond Index is also a broadly based, widely recognized unmanaged index of municipal bonds, but with a specific maturity of between 4 and 6 years. Whereas the Fund's portfolio comprises bonds principally from New York State, the Indices are comprised of bonds from all 50 states and many jurisdictions. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs. Any other index selected for comparison would be similar in composition to one of these two indices.

     Investors may also wish to compare the return on the Fund's Class A or Class B Shares to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Adviser may publish rankings or ratings of the Adviser (or other service providers) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

     The performance of the Fund's Class A or Class B Shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a Service Plan for Class A Shares and a Distribution and Service Plan for Class B Shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payment to the Distributor in connection with the distribution and/or servicing of shares of that class as described in the Prospectus (collectively, the "Plans"). Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees", cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. The fee structure of each of the Plans, which became effective on January 4, 1996, is identical to the fee structure of the Distribution Plan for each class of shares as in effect prior to that time.

     In addition, under the Plans, the Adviser and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Adviser, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Adviser may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" (as defined in the Investment Company Act), of the Class A and Class B shares voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the identity of each Recipient that received any such payment, and the purpose of the payments.E Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of such Independent Trustees.

     For the fiscal year ended December 31, 1995, payments under the Class A Plan totaled $1,410,995. Of that amount, $1,177,599 was paid by Rochester Fund Distributors, Inc. to Recipients as reimbursement for services and $125,485 was retained by Rochester Fund Distributors, Inc. for its services in maintaining shareholder accounts.

     For the fiscal year ended December 31, 1995, payments under the Class B Plan totaled $41,927. Of that amount, $41,927 was paid to Rochester Fund Distributors, Inc., the Fund's previous distributor as reimbursement for expenses incurred by it under the Class B Plan. In addition, $0 was paid by Rochester Fund Distributors, Inc. to Recipients as reimbursement for services and $0 was retained by Rochester Fund Distributors, Inc. for its services in maintaining shareholder accounts. Any unreimbursed expenses incurred with respect to Class B shares for any fiscal quarter by the Distributor may not be recovered under the Class B Plan in subsequent fiscal quarters.

     The Class B Plan allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

     The Class B Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amount paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A SHARES AND CLASS B SHARES. The availability of two classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another.

     The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class A and Class B Shares and the dividends payable on Class A and Class B Shares will be reduced by incremental expenses borne by those classes, including the asset-based sales charge to which Class A and Class B shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A Shares and Class B Shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

DETERMINATION OF NET ASSET VALUE PER SHARE. The net asset values per share of Class A and Class B shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchanges most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the Nasdaq National Market System ("Nasdaq") are valued at the last reported sale prices on their primary exchange or Nasdaq that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Adviser as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures. In the case of certain securities where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Trustees will monitor the accuracy of pricing services by comparing prices used for portfolio valuation to actual sales prices of selected securities.

     See How to Buy Shares in the Prospectus for a description of how shares of each class are offered to the public and how the excess of public offering price over the net amount invested, if any, is allocated to authorized dealers. The Prospectus describes several special purchase plans and methods by which Shares of each class may be purchased. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons-and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

 HOW TO SELL SHARES

     Information on how to sell shares of the Fund is stated in the Prospectus.

     -- INVOLUNTARY REDEMPTIONS. As described in the Prospectus, the Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $1,500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

HOW TO EXCHANGE SHARES

     As stated in the Prospectus, shares of a particular class of the Fund or of certain other funds which are managed by the Adviser ( the "Oppenheimer funds") having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds which are eligible for sale in the shareholder's state of residence. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A shares, but certain other Oppenheimer funds do not presently offer either or both of Class B or Class Y shares. Shareholders may obtain a list showing which funds offer which class by calling the Agent at 1-800-552-1129. For purposes of the Exchange Privilege as defined in the Prospectus, the following funds in addition to the Fund are referred to as "The Rochester Funds": Rochester Fund Municipals and Rochester Portfolio Series - Limited Term New York Municipal Fund. At the present time, shareholders of Oppenheimer funds other than The Rochester Funds may not exchange their shares for shares of The Rochester Funds.

     When Class B Shares are redeemed to effect an exchange, the priorities described in "Purchasing Class B Shares" in the Prospectus for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class Y shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as dividend reinvestment will be switched to the new account unless the Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. The Fund, the Distributor, and the Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

     DIVIDENDS, CAPITAL GAINS AND TAXES

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its interest income excludable from gross income under Section 103(a) of the Code ("tax-exempt income") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or options that were held for less than three months ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

     Dividends paid by the Fund will qualify as exempt-interest dividends, and thus will be excludable from gross income by its shareholders, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is tax-exempt income; the Fund intends to continue to satisfy this requirement. The aggregate exempt-interest dividends may not be greater than the excess of the Fund's tax-exempt income over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     As noted in the Prospectus, the Fund annually reports to its shareholders regarding the amounts and status of distributions paid during the year. Such report allocates dividends among tax-exempt, taxable and alternative minimum taxable income in approximately the same proportions as they bear to the Fund's total income for the year. Accordingly, income derived from each of these sources by the Fund in any particular distribution period may vary substantially from the allocation reported to shareholders annually. The proportion of dividends that constitutes taxable income will depend on the relative amounts of assets invested in taxable securities, the yield relationships between taxable and tax-exempt securities, and the period of time for which such securities are held.

     Because the taxable portion of the Fund's investment income consists primarily of interest and income from options transactions, its dividends will not qualify for the dividends-received deduction available to corporations.

     Dividends and other distributions declared by the Fund, and payable to shareholders of record on a date, in the last quarter of any calendar year are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be treated as received by the shareholders for the year in which that December 31 falls.

         As noted in the Prospectus, interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Fund is not deductible for federal income tax purposes. Under rules applied by the Internal Revenue Service to determine whether borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of Fund Shares may, depending upon the circumstances, be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of those Shares.

     If you redeem at a loss Shares of the Fund held for six months or less, that loss will not be recognized for federal income tax purposes to the extent of exempt-interest dividends you have received with respect to those shares. If any such loss exceeds the amount of such exempt-interest dividends you received, that excess loss will be treated as a long-term capital loss to the extent you receive any capital gain distribution with respect to those Shares.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisers before purchasing Shares. Such persons may find investment in the Fund unsuitable for tax reasons. Generally, an individual will not be a "related person" under the Code unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants) owns, directly or indirectly, in the aggregate more than 50% of the equity of a corporation or partnership that is a "substantial user" of a facility financed from the proceeds of such bonds. A "substantial user" of such a facility is defined generally as a non-exempt person who regularly uses a part of such facility in his trade or business.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on December 31 of that year, plus certain other amounts.

     The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from transactions in options derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as RIC.

     Corporate investors may wish to consult their own tax advisers before purchasing Fund shares. Corporations may find investment in the Fund unsuitable for tax reasons, because the interest on all Municipal Obligations held by the Fund distributed to corporate shareholders will be includible in calculating adjusted current earnings for purposes of both the alternative minimum tax and the environmental tax. In addition, certain property and casualty insurance companies, financial institutions, and U.S. branches of foreign corporations may be adversely affected by the tax treatment of the interest on Municipal Obligations.

ADDITIONAL INFORMATION ABOUT THE FUND

THE CUSTODIAN. Investors Bank & Trust Company ("Custodian"), whose principal business address is 89 South Street Boston, MA 02111 is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Adviser and its affiliates.

INDEPENDENT AUDITORS. Price Waterhouse LLP, 1900 Chase Square, Rochester, NY 14604, serves as the Fund's independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. and the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Adviser and its affiliates.

INVESTMENT ADVISER
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

DISTRIBUTOR
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

SHAREHOLDER SERVICES AGENT
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-552-1129

CUSTODIAN OF PORTFOLIO SECURITIES
    Investors Bank & Trust Company
    89  South Street
    Boston, MA 02111

INDEPENDENT AUDITORS
   Price Waterhouse LLP
   1900 Chase Square
   Rochester, NY 14604

LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP
     1800 M Street, N.W.
     Washington, D.C. 20036

                              FINANCIAL STATEMENT

                                       LIMITED TERM
                            [LOGO]     NEW YORK
                                       MUNICIPAL FUND

                               PORTFOLIO OVERVIEW

                Based on the market value as of December 31, 1994

                Total Net Assets      $496,451,582

                Shares Outstanding     157,505,504

                Number of Issues               694

                Largest Sectors:

                Resource Recovery, Pollution Control Revenue         20.0%
                Health Care                                          18.3%
                Municipal Tax Obligations (GO)                       12.9%
                Transportation                                        9.2%
                Non-Profit -- Higher Education                        7.5%

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of the Limited Term New York Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Limited Term New York Municipal Fund (the "Fund") at December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 18, 1991 through December 31, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Price Waterhouse LLP
Rochester, New York
January 20, 1995


LIMITED TERM NEW YORK MUNICIPAL FUND                                                               DECEMBER 31, 1994
PORTFOLIO OF INVESTMENTS
                                                                                         Effective
Face Amount                                                                              Maturity
(000) omitted                 Description                       Coupon      Maturity       Date*        Market Value
--------------------------------------------------------------------------------------------------------------------

$         5       Albany Hsg. Auth.                            10.250%      10/01/95       --           $      5,187
         20       Albany Hsg. Auth.                            10.400       10/01/96       --                 21,357
         50       Albany IDA (126 State Street)                 8.000       12/01/95       --                 50,750
         65       Albany IDA (Dept of Health)                   6.750       10/01/95       --                 65,000
      1,975       Albany IDA (H. Johnson Office Pk)             5.750       03/01/18    03/01/98 (d)       1,979,286
        280       Albany IDA (Port of Albany)                   6.250       02/01/05    09/03/00 (c)         267,896
         50       Albany IDA (Spectrapark)                      7.500       12/01/03    12/01/98 (b)          55,245
         40       Albany IDA (Warren Avenue)                    7.500       11/01/01    05/01/95 (b)          40,400
         25       Albany IDA (West Plaza 6)                     7.100       12/01/95    06/01/95 (b)          25,250
         20       Albany Parking Auth.                          6.500       09/15/96       --                 20,310
         40       Albany Parking Auth.                          0.000       09/15/02       --                 23,982
        625       Albany Parking Auth.                          0.000       09/15/04       --                323,550
        645       Allegany IDA (Alfred U)                       6.900       09/01/99       --                667,207
        500       American Samoa Power Auth.                    6.400       09/01/95       --                501,925
        600       American Samoa Power Auth.                    6.600       09/01/96       --                607,188
        600       American Samoa Power Auth.                    6.700       09/01/97       --                609,708
        700       American Samoa Power Auth.                    6.800       09/01/98       --                722,274
        700       American Samoa Power Auth.                    6.900       09/01/99       --                727,524
        700       American Samoa Power Auth.                    7.000       09/01/00       --               723,3 10
        300       American Samoa Power Auth.                    6.250       09/01/95       --                300,864
        300       American Samoa Power Auth.                    6.400       09/01/96       --                302,652
        300       American Samoa Power Auth.                    6.600       09/01/97       --                304,125
        300       American Samoa Power Auth.                    6.700       09/01/98       --                306,585
        300       American Samoa Power Auth.                    6.750       09/01/99       --                307,908
         50       Amherst IDA (Inducon)                         7.250       11/01/96    11/01/95 (b)          51,095
         50       Amsterdam HDC                                 9.000       02/01/25    05/01/95 (b)          51,667
         50       Auburn IDA (Alcoa)                            7.600       12/01/98    06/01/95 (b)          51,713
        120       Auburn IDA (Alcoa)                            7.500       12/01/97    06/01/95 (b)         123,600
         30       Babylon IDA (BCW)                             7.600       07/01/96       --                 31,123
         25       Babylon IDA (BCW)                             7.650       07/01/97       --                 26,491
         75       Babylon IDA (BCW)                             7.700       07/01/98       --                 80,728
        100       Babylon IDA (Ogden Martin)                    7.600       01/01/96       --                102,578
         90       Babylon IDA (Ogden Martin)                    7.600       01/01/96       --                 92,320
        375       Babylon IDA (Ogden Martin)                    7.800       01/01/97       --                394,538
         45       Babylon IDA (Ogden Martin)                    7.900       01/01/98       --                 48,360
         35       Babylon IDA (Ogden Martin)                    8.100       01/01/00    07/01/98 (b)          39,230
        880       Babylon IDA (WWH Ambulance)                   7.000       09/15/01    06/02/98 (c)         926,068
         20       Battery Park City                             7.600       05/01/06    05/01/99 (a)          21,931
         35       BOCES (Greenport)                             7.500       10/01/96    12/28/95 (c)          36,279
        165       Brookhaven IDA (Dowling College)              6.000       03/01/99       --                162,099
        170       Brookhaven IDA (Dowling College)              6.100       03/01/00       --                166,780
        185       Brookhaven IDA (Dowling College)              6.200       03/01/01       --                179,333
        195       Brookhaven IDA (Dowling College)              6.300       03/01/02       --                189,045
        205       Brookhaven IDA (Dowling College)              6.400       03/01/03       --                198,729
        500       Brookhaven IDA (Farber)                       6.375 (v)   12/01/98       --                497,500
        165       Broome IDA (Industrial Park)                  7.350       12/01/96       --                171,290
         30       Broome IDA (Industrial Park)                  7.450       12/01/98       --                 30,300
         50       Broome IDA (Lander)                           7.400       07/01/96    07/01/95 (b)          50,720
         25       Cattaraugus COP (Olean)                       8.100       08/01/99    08/01/98 (a)          26,472
         35       Cattaraugus COP (Olean)                       8.200       08/01/00    08/01/98 (a)          36,827
        460       Clifton Park (Caldor)                        11.250       12/01/12    12/01/98 (b)         483,000
      2,210       Clifton Springs Hospital & Clinic             7.000       01/01/01    09/10/98 (c)       2,191,922
         35       Colonie NY IDA                                7.250       10/01/02    04/01/95 (b)          36,652
          5       Colony IDA (Capital Plaza)                    9.625       11/01/98    05/01/95 (b)           5,075
      1,100       Cortland IDA (Memorial Hospital)              6.150       07/01/02    08/12/00 (c)       1,074,623

                                                          -35-



LIMITED TERM NEW YORK MUNICIPAL FUND                                                               DECEMBER 31, 1994
PORTFOLIO OF INVESTMENTS
                                                                                        Effective
Face Amount                                                                              Maturity
(000) omitted                   Description                      Coupon     Maturity       Date*        Market Value
--------------------------------------------------------------------------------------------------------------------
$       660       Devel. Auth. of North Country                  6.500%     07/01/01       --          $     652,826
      1,285       Devel. Auth. of North Country                  6.600      07/01/02       --              1,291,823
      1,000       Devel. Auth. of North Country                  6.750      07/01/12    07/13/08 (c)       1,013,460
        275       Dutchess IDA (Bard College)                    6.500      11/01/03       --                273,895
         15       Elmira HDC                                     7.500      08/01/09    08/01/95 (b)          15,843
        440       Erie IDA (FMC Corp)                            6.000      02/01/03    08/02/01 (c)         418,000
        425       Erie IDA (Medaille College)                    7.400      12/30/02    11/15/99 (c)         435,782
      1,075       Erie IDA (Mercy Hospital)                      5.900      06/01/03    10/18/99 (c)       1,018,283
      1,635       Erie IDA (Prudential Associates)               0.000      12/01/15    12/01/95 (d)       1,537,995
        640       Franklin SWMA                                  5.250      06/01/98       --                624,922
        475       Franklin SWMA                                  5.500      06/01/99       --                467,296
        600       Franklin SWMA                                  5.625      06/01/00       --                598,698
         50       Fulton IDA (J.R. Kearney)                      7.000      12/01/96    06/01/95 (b)          50,500
         55       Glen Cove GO                                   5.700      03/15/98       --                 56,090
         20       Glen Cove GO                                   5.900      03/15/99       --                 20,392
        200       Green Island Power Auth.                       5.300      01/01/01       --                191,854
        130       Green Island Power Auth.                       5.400      01/01/02       --                122,580
        125       Green Island Power Auth.                       5.600      01/01/04       --                116,415
         15       Groton Community Health                       11.500      07/15/99    01/15/95 (b)          15,978
         10       Groton Community Health                        0.000      07/15/01    01/15/95 (b)           5,752
      5,690       Guam Airport                                   6.400      10/01/05    11/15/03 (c)       5,654,381
        930       Hamilton Elderly Hsg.                         11.250      01/01/15    05/01/95 (b)         995,100
         10       Hempstead IDA (Amer. Ref-Fuel Co.)             6.500      12/01/96       --                  9,851
         30       Hempstead IDA (Amer. Ref-Fuel Co.)             6.700      12/01/97       --                 30,497
        325       Hempstead IDA (Amer. Ref-Fuel Co.)             7.000      12/01/99    12/01/96 (b)         333,158
     30,760       Hempstead IDA (Amer. Ref-Fuel Co.)             7.375      12/01/05    12/01/00 (b)      31,542,534
     30,240       Hempstead IDA (Amer. Ref-Fuel Co.)             7.400      12/01/10    12/01/00 (b)      31,046,198
      3,060       Herkimer IDA (Burrows Paper)                   7.250      01/01/01    09/26/98 (c)       3,140,723
      1,000       Herkimer IDA (Burrows Paper)                   8.000      01/01/09    10/28/05 (c)         972,210
         50       Heuvelton NY CSD                               8.375      06/15/97       --                 52,408
         15       Housing NY Corp                                9.000      11/01/17    11/01/97 (a)          16,688
         90       Islip IDA (WJL Realty)                         7.400      03/01/99       --                 96,707
         50       Islip Res Rec                                  8.500      09/01/07    09/01/95 (b)          52,741
        405       Jamestown GO                                   7.000      03/15/98       --                416,968
        330       Jamestown GO                                   7.000      03/15/99       --                341,204
        250       Jamestown GO                                   7.000      03/15/00       --                259,093
      1,600       Jamestown Hsg. Auth.                           6.125      07/01/10    07/29/04 (c)       1,523,120
        260       Jefferson IDA (Stature Electric)               7.500      08/01/99    02/01/95 (b)         268,164
      1,050       Lackawana BANS                                 8.800      10/01/95       --              1,070,454
         55       Lakeside Village Hsg. Corp                     0.000      09/01/05    03/01/95 (b)          21,734
        440       Lincoln Towers Hsg. Corp                      11.250      01/01/15    05/01/95 (b)         470,800
        132       Locke Fire District #1                         7.500      07/01/02    03/22/99 (e)         137,024
         25       Lockport GO                                    7.200      03/01/15    03/01/00 (a)          26,419
         50       Mechanicsville HDC                            10.450      10/01/22    04/01/95 (b)          52,250
        195       Medina Hsg. Corp                               8.250      08/15/11    08/15/95 (b)         206,700
      1,005       Middleton IDA (Southwinds)                     7.250      03/01/03    01/09/00 (c)       1,009,151
          5       Monroe County Airport                          0.000      01/01/04       --                  2,519
         30       Monroe County GO                               6.100      05/01/03       --                 29,250
         49       Monroe IDA (BBDO Int'l)                        7.750      09/01/95    05/17/95 (c)          49,392
         50       Monroe IDA (Brazill Mezk)                      7.000      12/15/95       --                 50,555
         10       Monroe IDA (Cohber)                            7.100      12/01/95       --                 10,106
         10       Monroe IDA (Cohber)                            7.500      12/01/00    12/01/98 (b)          10,142
        100       Monroe IDA (Cohber)                            7.550      12/01/01    12/01/98 (b)         107,208
        342       Monroe IDA (Consler)                           7.000      08/01/99    07/04/97 (c)         344,967
      1,101       Monroe IDA (Emil Muller)                       6.500      10/01/04    06/17/00 (c)       1,121,865




LIMITED TERM NEW YORK MUNICIPAL FUND                                                               DECEMBER 31, 1994
PORTFOLLO OF INVESTMENTS
                                                                                        Effective
Face Amount                                                                              Maturity
(000) omitted                 Description                       Coupon      Maturity      Date          Market Value
--------------------------------------------------------------------------------------------------------------------

$         250     Monroe IDA (Flower City Printing)              8.000%     12/01/95       --         $      257,500
        1,425     Monroe IDA (GEVA)                              7.750      04/01/02    02/21/99 (c)       1,468,135
          360     Monroe IDA (GEVA)                              7.750      04/01/03       --                363,640
          285     Monroe IDA (Hahn)                              7.250      06/01/98    11/10/96 (c)         287,846
           45     Monroe IDA (Hahn)                              7.250      06/01/98    10/25/96 (e)          45,513
          217     Monroe IDA (Palmer)                            6.500      08/01/98    01/12/97 (c)         216,520
           10     Monroe IDA (Piano Works)                       7.125      11/01/96    11/01/95 (b)          10,100
           50     Montgomery IDA (Alpin Haus)                    7.000      12/01/96    06/01/95 (b)          50,360
          270     Montgomery IDA (Amsterdam)                     5.750      01/01/97    01/15/96 (c)         270,397
          145     Montgomery IDA (Amsterdam)                     6.000      01/01/98       --                145,508
          885     Montgomery IDA (Amsterdam)                     6.500      01/01/03    02/17/01 (c)         853,308
           40     MTA                                            7.800      07/01/97       --                 41,905
          120     MTA                                            7.600      07/01/97       --                125,480
          505     Nassau IDA (ACLDD)                             7.250      10/01/04    10/25/00 (c)         521,079
        1,200     Nassau IDA (Farmingdale Market)               10.000      05/01/98    05/01/95 (b)       1,236,000
        1,135     Nassau IDA (NPD Realty)                       10.375      12/01/97    12/01/95 (b)       1,169,050
          320     Nassau IDA (Tishcon Corp)                     10.000      02/01/03    09/27/99 (b)         369,728
        1,090     New Rochelle IDA (CNR)                         6.000      07/01/02    08/11/00 (c)       1,039,773
          260     New Rochelle IDA (CNR)                         6.300      07/01/03       --                255,663
          275     New Rochelle IDA (CNR)                         6.400      07/01/04       --                269,099
        3,150     Niagara IDA (Sevenson Hotel)                   5.750      05/01/03    05/01/99 (c)       2,965,662
          635     North Tonawanda HDC                            6.350      12/15/02    09/22/99 (c)         614,985
           10     Northern Marianas Island Port Auth.            7.050      10/01/05    10/01/95 (b)          10,325
           80     Northern Marianas Island                       7.050      10/01/04    10/01/95 (b)          82,000
        1,500     NYC GO                                         7.000      08/15/06    08/15/00 (b)       1,540,665
          175     NYC GO                                         7.000      12/01/10    12/01/99 (b)         181,475
        1,000     NYC GO                                         7.000      02/01/01    02/01/97 (b)       1,029,230
          100     NYC GO                                         8.000      12/01/08    06/01/98 (b)         107,938
          200     NYC GO                                         7.000      12/01/08    12/01/99 (b)         203,166
           25     NYC GO                                         7.500      08/15/05    08/15/97 (b)          26,176
           50     NYC GO                                         7.500      O8/15/02    08/15/97 (b)          52,414
        1,200     NYC GO                                         7.750      08/15/12    08/15/03 (b)       1,247,400
          300     NYC GO                                         7.875      08/01/00    08/01/98 (b)         323,406
          630     NYC GO                                         7.000      08/01/02    08/01/01 (b)         654,595
           50     NYC GO                                         7.500      08/01/04    08/01/00 (b)          52,269
        1,355     NYC GO                                         7.750      08/15/09    08/15/01 (b)       1,445,189
          150     NYC GO                                         7.875      08/01/04    08/01/02 (b)         163,181
          165     NYC GO                                         7.500      08/15/03    08/15/01 (b)         175,936
          300     NYC GO                                         7.700      02/01/09    02/01/04 (b)         319,116
        2,915     NYC GO                                         8.000      08/01/03    08/01/01 (b)       3,162,950
        2,000     NYC GO                                         7.750      08/15/05    08/15/03 (b)       2,133,080
          600     NYC GO                                         7.750      08/15/03    08/15/01 (b)         653,592
       10,280     NYC GO                                         7.500      02/01/04       --             10,770,973
        1,000     NYC GO                                         7.650      02/01/07    02/01/04 (b)       1,034,450
        2,000     NYC GO                                         0.000      02/01/03       --              1,216,200
           50     NYC GO                                         0.000      08/15/01       --                 33,372
        2,000     NYC GO                                         6.375      08/01/07       --              1,902,800
        3,250     NYC GO                                         7.000      02/01/06    02/01/04 (b)       3,284,645
          640     NYC GO                                         6.375      08/01/08       --                607,392
        1,550     NYC GO                                         6.750      10/01/05       --              1,541,367
        1,000     NYC GO                                         6.750      10/01/06       --                991,080
        1,450     NYC GO                                         6.500      08/01/06       --              1,403,006
          115     NYC GO                                         0.000 (+)  10/01/06    10/01/02 (b)          64,148
          935     NYC GO                                         0.000      05/15/06       --                449,333
          710     NYC GO                                         0.000      08/01/06       --                317,185


LIMITED TERM NEW YORK MUNICIPAL FUND                                                                DECEMBER 31, 1994
PORTFOLIO OF INVESTMENTS

                                                                                        Effective
Face Amount                                                                             Maturity
(000) omitted                 Description                        Coupon     Maturity    Date*           Market Value
--------------------------------------------------------------------------------------------------------------------
$       2,000     NYC GO                                         0.000 (+)  02/01/04    02/01/00 (b) $     1,530,040
        1,555     NYC GO                                         5.375      10/01/05       --              1,378,383
        1,950     NYC GO                                         0.000 (+)  02/01/07    02/01/02 (e)       1,284,348
           25     NYC GO                                         7.500      08/01/01    08/01/99 (b)          26,597
        1,500     NYC GO                                         0.000      02/01/01       --              1,040,745
        1,460     NYC GO                                         0.000      02/01/02       --                950,664
          285     NYC GO                                         7.400      02/01/02       --                302,408
          100     NYC GO                                         6.875      02/01/02       --                101,405
        2,000     NYC GO                                         0.000      08/15/00       --              1,430,520
          630     NYC GO                                         0.000      04/01/01       --                453,575
          850     NYC GO                                         0.000      08/01/03       --                497,080
          100     NYC GO                                         5.250      10/01/04       --                 90,620
          165     NYC GO                                         0.000      09/15/99       --                125,788
          105     NYC GO                                         5.600      08/01/01       --                101,267
          220     NYC GO                                         7.750      02/15101    08/15/99 (a)         243,184
          780     NYC GO                                         7.750      02/15/01    08/15/99 (b)         839,444
        2,275     NYC GO                                         5.250      08/01/06       --              2,077,940
        1,005     NYC GO                                         7.400      02/01/00       --              1,056,124
          100     NYC GO                                         7.625      08/01/03    02/01/00 (b)         104,278
           50     NYC GO                                         7.000      02/01/00    02/01/96 (b)          50,928
          605     NYC GO                                         0.000      03/15/98       --                504,437
          170     NYC GO                                         0.000      04/01/00       --                130,871
           25     NYC GO                                         7.300      08/15/98    08/15/97 (b)          26,070
           40     NYC HDC                                        8.600      02/15/97    02/15/95 (a)          40,924
           60     NYC HDC                                        9.000      02/15/99    02/15/95 (a)          61,492
           25     NYC HDC                                        9.000      08/15/99    02/15/95 (a)          25,622
           50     NYC HDC                                        9.200      02/15/00    02/15/95 (a)          51,255
            5     NYC HDC                                        5.750      05/01/96       --                  5,055
          130     NYC HDC                                        0.000      04/01/17    04/01/00 (a)          18,495
           85     NYC HDC                                        8.500      04/15/15    04/15/95 (d)          85,636
           45     NYC HDC                                        8.000      02/01/97    08/01/95 (b)          45,977
           15     NYC HDC                                        8.200      02/01/99    08/01/95 (b)          15,486
           30     NYC HDC                                        8.200      08/01/00    08/01/95 (b)          31,210
          130     NYC HDC                                        8.500      05/01/07    11/01/95 (b)         135,200
           40     NYC HDC                                        0.000      04/01/99       --                 29,774
           30     NYC HDC                                        0.000      10/01/99       --                 22,129
           45     NYC HDC                                        0.000      10/01/00       --                 29,794
           75     NYC HDC                                        0.000      04/01/01       --                 51,449
           30     NYC HDC                                        0.000      04/01/03    04/01/98 (b)          17,783
           60     NYC HDC                                        0.000      10/01/03    04/01/98 (b)          33,673
           60     NYC HDC                                        0.000      04/01/04    04/01/98 (b)          32,768
           80     NYC HDC                                        0.000      04/01/06    04/01/98 (b)          36,521
           60     NYC HDC                                        0.000      10/01/06    04/01/98 (b)          26,908
           70     NYC HDC                                        0.000      10/01/07    04/01/98 (b)          28,665
           20     NYC HDC                                        0.000      04/01/08    04/01/98 (b)           8,130
           50     NYC HDC                                        0.000      10/01/08    04/01/98 (b)          19,214
          730     NYC HDC                                        8.100      09/01/23    09/01/00 (b)         782,137
        2,000     NYC Health & Hospital                          6.000      02/15/07       --              1,855,100
           85     NYC IDA                                        a.125      11/01/09    11/01/95 (b)          93,303
        1,520     NYC IDA                                        7.625      11/01/09    11/01/95 (b)       1,545,080
        3,700     NYC IDA (Amer. Airlines)                       8.000      07/01/20    01/01/01 (b)       3,775,628
        3,650     NYC IDA (Blood Center)                         6.800      05/01/02    03/04/99 (c)       3,664,126
        1,504     NYC IDA (Cummins Engine)                       6.500      03/01/05    09/04/00 (c)       1,481,037
           44     NYC IDA (Design Tex Fabrics)                   8.000      04/01/95    03/02/95 (c)          44,002
        1,300     NYC IDA (EPG)                                  7.400      07/30/02    06/11/99 (c)       1,400,191


LIMITED TERM NEW YORK MUNICIPAL FUND                                                               DECEMBER 31, 1994
PORTFOLIO OF INVESTMENTS
                                                                                        Effective
Face Amount                                                                             Maturity
(000) omitted                 Description                        Coupon     Maturity      Date*         Market Value
--------------------------------------------------------------------------------------------------------------------
$     2,425       NYC IDA (JBFS)                                 6.500%     12/15/02    03/15/00 (c) $     2,404,169
         20       NYC IDA (Lighthouse)                           6.375      07/01/10       --                 18,579
        695       NYC IDA (OHEL)                                 7.125      03/15/03    08/19/99 (c)         725,156
        165       NYC IDA (Paper Enterprises)                   10.000      11/01/98    01/29/97 (c)         172,858
         50       NYC IDA (St. Christopher Ottilie)              6.750      07/01/99       --                 50,929
         20       NYC IDA (Weeks Office Park)                    8.000      02/01/95    02/01/95 (c)          19,788
        152       NYC IDA (World Refrigerator)                   8,000      08/01/97    05/17/96 (c)         153,444
         50       NYC Water Auth.                                0.000      06/15/01    06/15/98 (a)          33,026
         50       NYC Water Auth.                                0.000      06/15/08    06/15/98 (a)          20,491
         10       NYS COP                                        7.100      08/15/00    08/15/96 (b)           9,887
        395       NYS COP                                        7.250      08/15/07    08/15/00 (b)         403,552
      1,325       NYS COP                                        8.250      09/01/07    09/01/97 (b)       1,418,638
         40       NYS COP                                        8.300      09/01/12    09/01/97 (b)          43,256
         50       NYS COP                                        7.000      09/15/96       --                 50,500
      2,305       NYS COP                                        7.625      03/01/09    09/01/01 (b)       2,409,924
      1,695       NYS COP                                        6.900      09/01/98       --              1,788,750
        500       NYS COP                                        7.000      03/01/99       --                512,230
         15       NYS Dorm (Hylan Education)                     7.700      12/01/95       --                 15,367
         50       NYS Dorm (NYU)                                 7.750      07/01/05    07/01/95 (b)          50,796
         85       NYS Dorm (PCP)                                 7.800      12/01/05    12/01/98 (b)          92,143
         15       NYS Dorm (Pharmacy)                            9.750      07/01/99    07/01/95 (b)          15,563
         10       NYS Dorm (United Health)                       7.150      08/01/07    02/01/00 (b)          10,281
        185       NYS Dorm (United Hospital)                    11.750      09/15/10    07/01/95 (b)         190,550
      2,500       NYS Dorm Highland Comm. Dev.                   5.500      07/01/01    07/01/01 (d)       2,377,375
        710       NYS Dorm (Brookhaven)                          8.700      07/01/06    07/01/96 (b)         732,720
        975       NYS Dorm (City U)                              7.200      07/01/01       --              1,082,630
      1,865       NYS Dorm (City U)                              7.500      07/01/00       --              1,983,801
     12,000       NYS Dorm (City U)                              8.125      07/01/08    07/01/98 (b)      12,938,640
         25       NYS Dorm (City U)                              7.250      07/01/99    07/01/96 (b)          26,073
         75       NYS Dorm (City U)                              7.300      07/01/00    07/01/96 (b)          76,408
         35       NYS Dorm (City U)                              7.500      07/01/06    07/01/00 (b)          35,931
         30       NYS Dorm (City U)                              0.000      07/01/03    07/01/98 (b)          17,160
      8,380       NYS Dorm (City U)                              8.125      07/01/07    07/01/98 (b)       8,904,420
         50       NYS Dorm (Crouse Irving)                      10.250      07/0l/04    07/01/95 (b)          51,351
        365       NYS Dorm (Crouse Irving)                      10.500      07/01/17    07/01/95 (b)         375,366
         90       NYS Dorm (ECC)                                 7.100      07/01/09    12/30/04 (c)          90,900
         25       NYS Dorm (Higher Education)                    8.500      06/01/03    06/01/95 (b)          25,879
         25       NYS Dorm (JGB)                                 7.000      07/01/09    07/01/95 (b)          25,250
      5,365       NYS Dorm (Judicial-Suffolk)                    9.000      l0/l5/01    04/15/95 (b)       5,941,738
        230       NYS Dorm (Judicial-Suffolk)                    9.000      10/15/01    04/15/95 (b)         255,300
        385       NYS Dorm (Manhattan E,E&T)                    11.500      07/01/09    07/01/95 (b)         398,860
         30       NYS Dorm (Manhattan E,E&T)                     9.500      07/01/12    07/01/95 (b)          30,600
         75       NYS Dorm (Montefiore)                          8.625      07/01/10    07/01/95 (b)          76,500
        225       NYS Dorm (NY Medical College)                  6.875      07/01/03       --                227,086
         85       NYS Dorm (RGH)                                 8.500      08/01/05    08/01/95 (a)          88,328
         75       NYS Dorm (Society Hospital)                    8.900      07/01/95       --                 75,750
         10       NYS Dorm (Society Hospital)                    9.400      07/01/98    07/01/95 (b)          10,267
        310       NYS Dorm (Society Hospital)                    9.625      07/01/03    07/01/95 (b)         316,820
      2,765       NYS Dorm (Society Hospital)                    9.750      07/01/15    07/01/95 (b)       2,825,830
          5       NYS Dorm (Society Hospital)                    9.500      07/01/99    07/01/95 (b)           5,110
        100       NYS Dorm (State U)                             0.000      11/15/99       --                 70,290
      1,500       NYS Dorm (State U)                             0.000      11/15/00       --              1,041,720
      1,365       NYS Dorm (State U)                             6.700      07/01/03    10/03/00 (c)       1,365,000
        135       NYS Dorm (State U)                             7.100      07/01/01    07/01/98 (b)         144,351
        670       NYS Dorm (State U)                             7.000      05/15/03    05/15/01 (b)         702,328



LIMITED TERM NEW YORK MUNICIPAL FUND
PORTFOLIO OF INVESTMENTS
                                                                                                   DECEMBER 31, 1994

                                                                                        Effective
Face Amount                                                                             Maturity
(000) omitted                 Description                       Coupon      Maturity    Date*           Market Value
--------------------------------------------------------------------------------------------------------------------
$       425       NYS Dorm (State U)                            7.000%      05/15/05    05/15/01 (b) $       445,506
        145       NYS Dorm (State U)                            6.900       07/01/98    07/01/96 (b)         146,450
         55       NYS Dorm (State U)                            6.900       07/01/99    07/01/96 (b)          56,100
         10       NYS Dorm (St. Vincent)                        7.000       07/01/98    07/01/95 (b)          10,080
         20       NYS Dorm (St. Vincent)                        7.750       07/01/05    07/01/95 (b)          20,250
         85       NYS Dorm (St. Vincent)                        8.125       07/01/13    07/01/95 (b)          86,530
        505       NYS Dorm (St. Vincent)                        7.750       07/15/15    07/01/95 (b)         512,070
         45       NYS Dorm (UCC)                                7.650       07/01/01    07/01/99 (a)          49,746
         25       NYS Envir (Huntington Res Rec)                7.000       10/01/95       --                 25,125
        235       NYS Envir (Huntington Res Rec)                7.375       10/01/99    05/04/98 (c)         251,582
     10,000       NYS Envir (Huntington Res Rec)                7.500       10/01/12    10/0l/03 (b)      10,055,500
        370       NYS Environ (RSP)                             7.000       04/01/99       --                396,725
        595       NYS Environ (RSP)                             7.000       04/01/00       --                643,980
        330       NYS Environ (RSP)                             7.100       04/01/01       --                361,466
        730       NYS Environ (State Park)                      5.200       03/15/01       --                703,355
        320       NYS Environ (State Park)                      5.350       03/15/02       --                297,661
         75       NYS Environ (Env Elements)                    8.000       12/01/98    12/01/95 (b)          78,593
          5       NYS Environ (Env Elements)                    8.100       12/01/00    12/01/95 (b)           5,230
        250       NYS Environ (Jamaica Water)                  10.875       12/01/14    12/01/95 (b)         262,500
         15       NYS Environ (Long Island Water)              10.000       10/01/17    10/01/97 (b)          16,746
         50       NYS ERDA (ConEd)                              9.000       08/15/20    08/15/95 (b)          52,263
         75       NYS ERDA (LILCO)                              7.500       12/01/06    06/01/95 (b)          75,000
        170       NYS ERDA (LILCO)                              7.800       12/01/09    12/01/95 (b)         175,950
         15       NYS ERDA (LILCO)                              8.250       10/0l/12    04/01/95 (b)          15,225
         30       NYS ERDA (Orange & Rockland)                  9.000       08/01/15    08/01/95 (b)          30,900
          5       NYS Gov't Svcs Corp                           7.550       04/01/95       --                  5,000
         95       NYS HFA (Children's Rescue)                   7.000       11/01/96       --                 97,231
         80       NYS HFA (Children's Rescue)                   7.400       11/01/00       --                 83,823
         65       NYS HFA (Children's Rescue)                   7.500       05/01/01       --                 68,313
        140       NYS HFA (Children's Rescue)                   7.500       11/01/01       --                146,411
     26,615       NYS HFA (Health Facilities)                   7.900       11/01/99    03/08/98 (c)      28,610,060
      1,535       NYS HFA (HELP/Bronx)                          8.050       11/01/05    11/01/99 (b)       1,627,729
      1,460       NYS HFA (Henry Phipps)                        8.000       05/01/18    05/01/98 (b)       1,506,720
         10       NYS HFA (Urban Rental)                        8.000       11/01/99    11/01/98 (b)          11,044
         10       NYS HFA (Non-Profit)                          6.400       11/01/04       --                  9,850
         30       NYS HFA (Non-Profit)                          6.400       11/01/05       --                 29,100
      1,000       NYS HFA (H&N)                                 9.000       11/01/17    11/01/95 (b)       1,053,630
         30       NYS HFA (H&N)                                 5.800       11/01/00       --                 28,950
         75       NYS HFA (H&N)                                 5.800       11/01/01       --                 70,500
        115       NYS HFA (H&N)                                 6.875       11/01/07    11/01/02 (b)         116,150
         10       NYS HFA (Non-Profit)                          6.100       11/01/98       --                  9,900
         50       NYS HFA (Non-Profit)                          6.100       11/01/99       --                 49,750
         50       NYS HFA (Urban Rental)                        5.800       11/01/99       --                 49,000
         20       NYS HFA (Urban Rental)                        5.800       11/01/02       --                 19,000
          6       NYS HFA (General Housing)                     6.750       11/01/98       --                  6,060
         65       NYS HFA (H&N)                                 5.900       l1/01/05       --                 60,450
        140       NYS HFA (H&N)                                 5.900       11/01/06       --                128,800
         94       NYS HFA (General Housing)                     6.500       11/01/03       --                 92,778
          5       NYS HFA (Non-Profit)                          6.750       11/01/96       --                  5,050
         20       NYS HFA (Non-Profit)                          6.600       11/01/01    11/01/98 (b)          20,709
          5       NYS HFA (Non-Profit)                          6.600       11/01/02    11/01/98 (b)           5,076
        150       NYS HFA (Non-Profit)                          6.600       11/01/03       --                148,500
         75       NYS HFA (Non-Profit)                          6.600       11/01/05       --                 71,429
          5       NYS HFA (Non-Profit)                          6.600       11/01/10       --                  4,850
          5       NYS HFA (Non-Profit)                          6.600       11/01/11       --                  4,900


LIMITED TERM NEW YORK MUNICIPAL FUND
PORTFOLIO OF INVESTMENTS
                                                                                                   DECEMBER 31, 1994

                                                                                        Effective
Face Amount                                                                             Maturity
(000) omitted                 Description                       Coupon      Maturity    Date*           Market Value
--------------------------------------------------------------------------------------------------------------------
$        25       NYS HFA (H&N)                                 6.700%      11/01/95       --           $     25,000
        100       NYS HFA (H&N)                                 6.700       11/01/96       --                102,000
         35       NYS HFA (H&N)                                 6.750       11/01/98       --                 35,525
         65       NYS HFA (H&N)                                 6.875       11/01/04       --                 65,650
         10       NYS HFA (H&N)                                 6.875       11/01/05       --                 10,000
         10       NYS HFA (Non-Profit)                          6.500       11/01/01    11/01/95 (b)           9,900
         30       NYS HFA (Non-Profit)                          8.400       11/01/95       --                 30,450
         40       NYS HFA (Non-Profit)                          6.400       11/01/00    11/01/95 (b)          39,600
        155       NTS HFA (Monroe)                              7.625       05/01/05    05/01/02 (b)         163,289
      1,070       NYS HFA (Multi-Family)                       10.000       11/15/99    11/l5/95 (b)       1,102,100
         20       NYS HFA (Multi-Family)                        7.300       11/01/04    11/01/99 (b)          21,315
        195       NYS HFA (Phillips Village)                    6.700       02/15/02       --                196,074
        250       NYS HFA (Phillips Village)                    6.700       08/15/02       --                250,860
        175       NYS HFA (Phillips Village)                    6.900       02/15/04       --                175,921
         85       NYS HFA (Phillips Village)                    6.900       08/15/04       --                 85,228
        430       NYS HFA (Simeon Dewitt)                       8.000       11/01/18    05/01/98 (b)          434300
        595       NYS HFA (Westchester/HELP)                    7.500       11/01/00    04/19/98 (c)         644,986
         70       NYS HFA (West-HeIp)                           7.550       11/01/02    05/01/00 (b)          73,364
        390       NYS Medcare (Insured Hospital)               10.125       01/15/24    01/15/96 (b)         398,970
         20       NYS Medcare (Insured Hospital)                9.125       01/15/05    01/15/95 (a)          20,400
         50       NYS Medcare (Insured Hospital)                9.250       01/15/25    01/15/95 (a)          51,000
         10       NYS Medcare (Insured Mtg)                     7.100       02/15/00       --                 10,299
      2,045       NYS Medcare (Central Suffolk)                 5.875       11/01/05    12/12/03 (c)       1,935,817
         95       NYS Medcare (Good Samaritan)                  7.650       11/01/01    11/01/97 (b)         101,346
         50       NTS Medcare (H&N)                             8.750       02/15/15    02/15/95 (b)          51,240
         95       NYS Medcare (H&N)                             8.625       02/15/06    02/15/95 (b)          97,329
          5       NYS Medcare (Huntington)                      6.800       11/01/96       --                  5,153
         50       NYS Medcare (H&N)                             7.000       02/15/99       --                 52,022
         10       NYS Medcare (H&N)                             7.500       02/15/09    02/15/99 (b)          10,330
         80       NYS Medcare (H&N)                             7.250       02/15/09    02/15/99 (b)          81,930
         50       NYs Medcare (H&N)                             7.250       02/15/98       --                 52,071
        365       NYS Medcare (H&N)                             7.000       02/15/98       --                372,563
      2,150       NYS Medcare (H&N)                            10.000       11/01/06    11/01/96 (b)       2,289,750
         10       NYS Medcare (H&N)                             7.100       11/01/98    11/01/95 (b)          10,100
        565       NYS Medcare (H&N)                             7.100       11/01/99    11/01/95 (b)         584,380
        200       NYS Medcare (H&N)                             7.300       08/15/02    08/15/98 (a)         216,872
        490       NYS Medcare (H&N)                            10.500       01/15/24    01/15/96 (b)         502,544
         25       NYS Medcare (H&N)                             7.100       08/15/01    02/15/98 (b)          27,127
        100       NYS Medcare (H&N)                             7.500       02/15/08    02/15/00 (b)         104,383
        140       NYS Medcare (Insured Mtg Hosp)                7.625       02/15/02    08/15/99 (b)         152,517
         25       NYS Medcare (Insured Mtg Hosp)                7.875       02/15/07    08/l5/97 (b)          26,788
         75       NYS Medcare (Insured Mtg Hosp)                7.250       02/15/12    08/15/99 (b)          76,971
        680       NYS Medcare (Insured Mtg Nursing)            10.250       01/01/24    01/01/98 (b)         707,880
         10       NYS Medcare (Insured Mtg Nursing)            10.250       0l/15/04    01/15/96 (b)          10,257
        465       NYS Medcare (Insured Mtg)                     9.375       11/01/16    11/01/96 (b)         495,225
      1,345       NYS Medcare (Long Beach)                      7.625       02/15/06    08/15/00 (b)       1,394,926
      2,390       NYS Medcare (Mental Health)                   7.375       02/15/14    08/15/01 (b)       2,384,718
         25       NYS Medcare (Mental Health)                   7.400       02/15/02    02/15/00 (b)          26,801
        105       NYS Medcare (Mental Health)                   7.300       08/15/99       --                110,956
        280       NYS Medcare (Mental Health)                   7.500       02/15/01       --                300,068
         20       NYS Medcare (Mental Health)                   0.000       08/15/01       --                 12,796
         15       NYS Medcare (Mental Health)                   0.000       02/15/03    08/15/98 (a)           9,378
         10       NYS Medcare (Mental Health)                   0.000       02/15/03    08/15/98 (b)           5,821
         70       NYS Medcare (Mental Health)                   0.000       08/15/03    08/15/98 (a)          42,034
         30       NYS Medcare (Mental Health)                   0.000       08/15/03    08/15/98 (b)          16,831


LIMITED TERM NEW YORK MUNICIPAL FUND                                                               DECEMBER 31, 1994
PORTFOLIO OF INVESTMENTS
                                                                                        Effective
Face Amount                                                                             Maturity
(000) omitted                 Description                        Coupon     Maturity      Date*         Market Value
--------------------------------------------------------------------------------------------------------------------
$        10       NYS Medcare (Mental Health)                   7.200%      02/15/04    08/15/99 (a) $        10,844
         40       NYS Medcare (Mental Health)                   7.200       02/15/04    08/15/99 (b)          42,310
        400       NYS Medcare (Mental Health)                   7.625       02/15/07    08/15/03 (b)         416,872
        180       NYS Medcare (Mental Health)                   7.400       08/15/03       --                187,193
         70       NYS Medcare (Mental Health)                   7.750       08/15/10    02/15/00 (a)          77,739
        105       NYS Medcare (Mental Health)                   7.750       08/15/10    02/15/02 (b)         107,471
         85       NYS Medcare (Mental Health)                   6.850       08/15/00       --                 88,279
         25       NYS Medcare (Mental Health)                   8.000       02/15/97       --                 25,916
        530       NYS Medcare (Mental Health)                   8.000       08/15/97       --                560,199
         25       NYS Medcare (Mental Health)                   8.150       08/15/98       --                 26,789
      5,000       NYS Medcare (Mental Health)                   8.250       02/15/99    02/15/97 (b)       5,401,450
         95       NYS Medcare (Mental Health)                   5.700       02/15/99       --                 94,207
         50       NYS Medcare (Mercy Hospital)                  9.500       11/01/03    11/01/95 (b)          51,000
      5,660       NYS Medcare (Mercy Hospital)                  9.800       11/01/16    11/01/95 (b)       5,829,800
        890       NYS Medcare (Nassau/Maimonides)               9.375       01/15/03    07/15/95 (b)         915,365
      1,760       NYS Medcare (Nassau/Maimonides)               9.600       01/15/23    07/15/95 (b)       1,804,000
         50       NYS Medcare (North Shore)                     7.125       11/01/08    11/01/02 (b)          51,712
      1,945       NYS Medcare (Nyack)                           8.200       11/01/04    11/01/98 (b)       2,059,152
      5,465       NYS Medcare (Nyack)                           8.300       11/01/13    11/01/00 (b)       5,797,709
         10       NYS Medcare (N. General)                      7.000       02/15/98       --                 10,300
        275       NYS Medcare (N. General)                      7.100       02/15/99       --                287,111
         25       NYS Medcare (N. General)                      7.150       08/15/01       --                 26,232
        100       NYS Medcare (N. General)                      7.200       02/15/03    08/15/01 (b)         104,427
        915       NYS Medcare (N. General)                      7.350       08/15/09    08/15/01 (b)         927,288
          5       NYS Medcare                                   7.200       11/01/01    11/01/99 (b)           5,150
        105       NYS Medcare                                   7.250       11/01/02    11/01/99 (b)         108,150
        200       NYS Medcare                                   7.250       11/01/03    11/01/99 (b)         206,000
         40       NYS Medcare (Secured Hosp)                    7.000       02/15/07    02/15/99 (b)          40,772
         30       NYS Medcare (St. John's Riverside)            9.750       01/15/04    01/15/96 (b)          30,720
         50       NYs Medcare (Vassar)                          7.200       11/01/96       --                 51,346
        250       NYS Medcare (Wychoff)                         6.625       02/15/98       --                258,165
        715       NYS Medcare (Wychoff)                         6.850       02/15/00       --                714,006
         80       NYS Medcare (Wychoff)                         6.850       08/15/00       --                 79,881
        250       NYS Medcare (Wychoff)                         6.950       02/15/01       --                250,835
         80       NYS Medcare (Wychoff)                         6.950       08/15/01       --                 80,285
      1,000       NYS Power Auth.                               7.875       01/01/13    01/01/98 (b)       1,047,500
        350       NYS Thruway                                   6.700       01/01/99       --                356,489
        100       NYS Thruway                                   6.250       04/01/04       --                101,524
      5,440       NYS Thruway                                   0.000       01/01/98       --              4,467,981
        330       NYS Thruway                                   0.000       01/01/99       --                253,348
      6,310       NYS Thruway                                   0.000       01/01/00       --              4,525,469
        530       NYS Thruway                                   0.000       01/01/01       --                354,236
      2,000       NYS Thruway                                   0.000       01/01/02       --              1,243,220
        250       NYS Thruway                                   0.000       01/01/05       --                126,250
        385       NYS Thruway                                   0.000       01/01/06       --                181,589
        720       NYS UDC                                       9.375       09/01/99    09/01/95 (b)         747,360
         30       NYS UDC                                       0.000       01/01/05    01/01/98 (a)          15,104
        240       NYS UDC                                       7.250       04/01/99       --                252,192
        250       NYS UDC                                       6.700       01/01/99       --                255,523
      1,250       NYS UDC                                       0.000       01/01/08       --                509,088
         35       NYS UDC (S MALL)                              0.000       01/01/03       --                 20,260
        120       NYS UDC (S MALL)                              0.000       01/01/05    06/24/04 (c)          60,308
         50       NYS UDC (S MALL)                              0.000       01/01/05    06/24/04 (c)          26,120
         50       NYS UDC (Syracuse U)                          7.400       01/01/99    01/01/98 (b)          52,835
         75       NYS (SONYMA) Mortgage, 1                      0.000       10/01/98    04/01/95 (b)          55,146



LIMITED TERM NEW YORK MUNICIPAL FUND                                                               DECEMBER 31, 1994
PORTFOLIO OF INVESTMENTS
                                                                                        Effective
Face Amount                                                                             Maturity
(000) omitted                 Description                        Coupon     Maturity      Date*         Market Value
--------------------------------------------------------------------------------------------------------------------
$        20       NYS (SONYMA) Mortgage, 1                      0.000%      10/01/14    04/01/95 (b) $         3,283
        120       NYS (SONYMA) Mortgage, 10-A                   7.800       10/01/03    04/01/98 (b)         130,115
         25       NYS (SONYMA) Mortgage, 10-A                   8.000       10/0l/08    04/01/98 (b)          25.946
         15       NYS (SONYMA) Mortgage, 11                     6.875       04/01/16       --                 15,297
         25       NYS (SONYMA) Mortgage, 12                     6.800       04/01/97       --                 25.918
         15       NYS (SONYMA) Mortgage, 12                     6.800       10/01/97       --                 15,685
         30       NYS (SONYMA) Mortgage, 12                     0.000       04/01/99    10/01/97 (b)          23,570
         60       NYS (SONYMA) Mortgage, 12                     0.000       10/01/99    10/01/97 (b)          43,056
        100       NYS (SONYMA) Mortgage, 12                     0.000       10/01/00    10/01/97 (b)          67,541
        855       NYS (SONYMA) Mortgage, 2                      0.000       10/01/14    04/01/95 (b)         136,757
         50       NYS (SONYMA) Mortgage, 27                     6.250       10/01/02       --                 49,782
        100       NYS (S0NYMA) Mortgage, 27                     6.450       10/01/04       --                 98.822
         95       NYS (SONYMA) Mortgage, 5                      8.700       10/01/96    04/01/95 (b)          99,196
          5       NYS (S0NYMA) Mortgage, 5                      8.900       04/01/97    04/01/95 (b)           5,154
         30       NYS (SONYMA) Mortgage, 5                      9.100       04/01/98    04/01/95 (b)          30,969
        165       NYS (SONYMA) Mortgage, 5                      9.100       10/01/98    04/01/95 (b)         170,372
         30       NYS (SONYMA) Mortgage, 5                      0.000       04/01/99       --                 20,220
         25       NYS (SONYMA) Mortgage, 5                      0.000       10/01/99       --                 16,123
         10       NYS (SONYMA) Mortgage, 5                      0.000       04/01/00       --                  6,143
          5       NYS (SONYMA) Mortgage, 6                      8.000       04/01/95       --                  5,032
         15       NYS (SONYMA) Mortgage, 6                      8.200       04/01/96    04/01/95 (b)          15,593
         40       NYS (SONYMA) Mortgage, 6                      8.200       10/01/96    04/01/95 (b)          41,214
         25       NYS (SONYMA) Mortgage, 6                      8.400       04/01/97    04/01/95 (b)          25,771
          5       NYS (SONYMA) Mortgage, 6                      8.400       10/01/97    04/01/95 (b)           5,392
          5       NYS (SONYMA) Mortgage, 6                      0.000       04/01/98       --                  3,805
         10       NYS (SONYMA) Mortgage, 6                      0.000       10/01/98       --                  7,297
        170       NYS (SONYMA) Mortgage, 6                      0.000 (+)   04/01/10    10/01/99 (b)         149,107
         10       NYS (SONYMA) Mortgage, 6                      0.000       04/01/99       --                  6,969
         10       NYS (SONYMA) Mortgage, 6                      0.000       10/01/99       --                  6,583
         20       NYS (S0NYMA) Mortgage, 6                      0.000       10/01/00    04/01/00 (b)          12,193
         15       NYS (SONYMA) Mortgage, 6                      0.000       04/01/01    04/01/00 (b)           8,536
         50       Nvs (SONYMA) Mortgage, 7                      7.600       04/01/95       --                 50,212
         50       NYS (SONYMA) Mortgage, 7                      7.700       04/01/96       --                 50,260
         35       NYS (SONYMA) Mortgage, 7                      0.000       10/01/98       --                 25,863
         55       NYS (SONYMA) Mortgage, 7                      0.000       10/01/99       --                 37,154
        360       NYS (SONYMA) Mortgage, 7                      8.625       04/01/11    10/01/95 (b)         372,035
         50       NYS (SONYMA) Mortgage, 7                      0.000 (+)   10/01/14    04/01/98 (b)          37,955
          1       NYS (SONYMA) Mortgage, 7                      8.500       10/01/04    10/01/95 (b)           1,036
         50       NYS (SONYMA) Mortgage. 8-B                    7.200       04/01/99       --                 53,018
         40       NYS (SONYMA) Mortgage, 8-C                    7.900       10/01/01    10/01/97 (b)          43,319
         20       NYS (SONYMA) Mortgage, 8-A                    0.000       10/01/98    10/01/96 (b)          15,302
         30       NYS (SONYMA) Mortgage, 8-A                    0.000       10/01/00    10/01/96 (b)          20,335
         85       NYS (SONYMA) Mortgage, 8-A                    0.000       04/01/01    10/01/96 (b)          55,822
         60       NYS (SONYMA) Mortgage, 8-A                    0.000       10/01/01    10/01/98 (b)          40,724
         25       NYS (S0NYMA) Mortgage, 8-A                    0.000       04/01/02    10/01/96 (b)          15,417
         70       NYS (SONYMA) Mortgage, 8-A                    0.000       10/01/02    10/01/96 (b)          42,271
         50       NYS (S0NYMA) Mortgage, 8-C                    6.900       04/01/96       --                 51,165
         25       NYS (SONYMA) Mortgage, 8-C                    7.500       04/01/99    10/01/97 (b)          26,788
        100       NYS (SONYMA) Mortgage, 8-D                    8.200       10/01/06    01/04/98 (b)         103,763
         25       NYS (SONYMA) Mortgage, 8-D                    7.700       10/01/99    01/04/98 (b)          27,151
         80       NYS (SONYMA) Mortgage, 8-E                    8.100       10/01/17    04/01/98 (b)          82,491
         25       NYS (SONYMA) Mortgage, 8-E                    6.750       04/01/96       --                 25,538
         40       NTS (SONYMA) Mortgage, 8-F                    7.200       10/01/00    07/01/98 (b)          43,209
         20       NYS (SONYMA) Mortgage, 9-A                    7.000       04/01/01    10/01/96 (b)          21,028
        100       NYS (SONYMA) Mortgage, 9-A                    6.700       10/01/98    10/01/96 (b)         104,643



LIMITED TERM NEW YORK MUNICIPAL FUND                                                               DECEMBER 31, 1994
PORTFOLIO OF INVESTMENTS
                                                                                        Effective
Face Amount                                                                             Maturity
(000) omitted                 Description                        Coupon     Maturity      Date*         Market Value
--------------------------------------------------------------------------------------------------------------------
$        25       NYS (SONYMA) Mortgage, 9-A                    6.900%      04/01/00    10/01/96 (b) $        26,069
        100       NYS (S0NYMA) Mortgage, 9-A                    7.250       10/01/06    10/01/98 (b)         101,388
         45       NYS (SONYMA) Mortgage, 9-B                    8.000       10/01/02    07/01/97 (b)          48,328
        160       NYS (SONYMA) Mortgage, 9-B                    8.125       10/01/07    07/01/97 (b)         167,774
      6,045       NYS (SONYMA) Mortgage, 9-B                    8.300       10/01/17    07/01/97 (b)       6,280,453
         65       NYS (SONYMA) Mortgage, 9-C                    8.400       10/01/02    10/01/97 (b)          68,108
        150       NYS (SONYMA) Mortgage, 9-C                    8.700       10/01/07    10/01/97 (b)         159,788
         35       NYS (SONYMA) Mortgage, 9-C                    8.800       10/01/17    10/01/97 (b)          37,370
         30       NYS (SONYMA) Mortgage, 9-E                    7.375       10/01/98       --                 32,481
        240       NYS (SONYMA) Mortgage, 9-E                    8.000       10/01/03    04/01/98 (b)         246,970
         95       NYS (SONYMA) Mortgage, BB-2                   7.125       10/01/98    07/25/97 (c)         101,652
        200       NYS (SONYMA) Mortgage, BB-2                   7.850       10/01/08    10/01/97 (b)         207,392
     12,570       NYS (SONYMA) Mortgage, BB-2                   7.950       10/01/15    10/01/99 (b)      12,880,856
         40       NYS (SONYMA) Mortgage, EE-I                   8.000       10/01/10    04/14/99 (b)          41,622
      1,425       NYS (SONYMA) Mortgage, EE-I                   8.050       04/01/16    04/14/01 (b)       1,472,823
         60       NYS (SONYMA) Mortgage, EE-2                   7.050       10/01/00    11/21/97 (c)          61,536
        365       NYS (SONYMA) Mortgage, EE-3                   7.125       10/0l/00    11/21/97 (c)         370,168
        115       NYS (SONYMA) Mortgage, EE-4                   7.050       10/01/00    11/18/97 (c)         116,225
        100       NYS (SONYMA) Mortgage, EE-4                   7.800       10/01/13    10/01/00 (b)         103,052
         25       NYS (SONYMA) Mortgage, FF                     6.800       10/01/95       --                 25,144
         25       NYS (SONYMA) Mortgage, FF                     7.000       04/01/97       --                 26,023
         50       NYS (SONYMA) Mortgage, FF                     7.100       10/01/98       --                 53,470
      4,875       NYS (SONYMA) Mortgage, FF                     7.950       10/01/14    10/01/99 (b)       5,102,663
         25       NYS (SONYMA) Mortgage, GG                     7.600       10/0l/18    04/01/95 (c)          25,500
      1,640       NYS (SONYMA) Mortgage, GG                     8.125       04/01/20    10/01/99 (b)       1,695,219
         55       NYS (SONYMA) Mortgage, HH-2                   7.700       10/01/09    10/01/99 (b)          56,933
         45       NYS (S0NYMA) Mortgage, HH-3                   7.875       10/01/09    06/07/00 (b)          47,225
         75       NYS (S0NYMA) Mortgage, II                     0.000       04/01/05    04/01/99 (b)          35,925
         50       NYS (S0NYMA) Mortgage, II                     0.000       04/01/07    04/01/99 (b)          20,433
        120       NYS (S0NYMA) Mortgage, II                     0.000       10/01/07    04/01/99 (b)          46,970
        520       NYS (SONYMA) Mortgage, II                     0.000       10/01/08    04/01/02 (b)         189,826
        175       NYS (SONYMA) Mortgage, II                     0.000       04/01/09    04/01/02 (b)          61,191
         75       NYS (SONYMA) Mortgage, JJ                     0.000       04/0l/00       --                 50,141
        125       NYS (SONYMA) Mortgage, JJ                     0.000       04/01/01       --                 81,799
         75       NYS (SONYMA) Motlgage, JJ                     0.000       10/01/01       --                 47,754
        100       NYS (SONYMA) Mortgage, JJ                     0.000       04/01/02    10/01/99 (b)          63,975
        180       NYS (SONYMA) Mortgage, JJ                     0.000       04/01/03    10/01/99 (b)         103,502
         10       NYS (SONYMA) Mortgage, JJ                     0.000       10/01/03    10/01/99 (b)           5,506
         10       NYS (SONYMA) Mortgage, JJ                     0.000       10/01/04    10/01/99 (b)           5,242
        145       NYS (SONYMA) Mortgage, JJ                     0.000       04/01/05    10/01/99 (b)          72,335
        170       NYS (SONYMA) Mortgage, JJ                     0.000       10/01/05    10/01/99 (b)          80,993
         60       NYS (SONYMA) Mortgage, JJ                     0.000       04/01/06    10/01/99 (b)          27,821
        205       NYS (SONYMA) Mortgage, JJ                     0.000       10/01/06    10/01/99 (b)          91,057
        200       NYS (SONYMA) Mortgage, JJ                     0.000       04/01/07    10/01/99 (b)          85,014
         50       NYS (SONYMA) Mortgage, JJ                     0.000       10/01/08    10/01/99 (b)          19,062
         20       NYS (SONYMA) Mortgage, KK                     7.050       10/01/99    07/22/97 (b)          20,221
         50       NYS (SONYMA) Mortgage, MM-I                   7.100       04/01/97       --                 52,152
        100       NYS (SONYMA) Mortgage, MM-I                   7.100       10/01/97       --                105,196
         30       NYS (SONYMA) Mortgage, MM-I                   7.200       10/01/98       --                 32,135
        100       NYS (SONYMA) Mortgage, MM-I                   7.700       10/01/04    02/04/03 (b)         106,680
         50       NYS (SONYMA) Mortgage, MM-I                   7.750       04/01/05    02/04/03 (b)          52,691
         45       NTS (SONYMA) Mortgage, MM-2                   7.050       04/01/97       --                 46,938
         55       NYS (SONYMA) Mortgage, MM-2                   7.150       04/01/98       --                 58,419
         10       NYS (SONYMA) Mortgage, MM-2                   7.550       04/01/02    10/01/00 (b)          10,239
         25       NYS (SONYMA) Mortgage, NN                     7.100       04/01/02    01/01/00 (b)          25,650



LIMITED TERM NEW YORK MUNICIPAL FUND                                                             DECEMBER 31, 1994
PORTFOLIO OF INVESTMENTS
                                                                                     Effective
Face Amount                                                                           Maturity
(000) omitted                 Description                      Coupon      Maturity     Date*         Market Value
------------------------------------------------------------------------------------------------------------------

$       40       NYS (SONYMA) Mortgage, QQ                     7.700%      10/01/12   04/01/00 (b)   $      41,519
        25       NYS (SONYMA) Mortgage, TT                     6.850       10/01/01      --                 25,306
        25       NYS (SONYMA) Mortgage, TT                     7.200       10/01/06   04/01/03 (b)          25,645
        50       NYS (SONYMA) Mortgage, UU                     6.750       10/01/98      --                 52,868
        25       NYS (SONYMA) Mortgage, UU                     6.850       10/01/99      --                 25,107
        75       NYS (SONYMA) Mortgage, UU                     6.950       04/01/00      --                 76,325
        50       NYS (SONYMA) Mortgage, VV                     6.300       04/01/97      --                 51,418
         5       NYS (SONYMA) Mortgage, VV                     6.400       04/01/98      --                  5,230
       100       NYS (SONYMA) Mortgage, VV                     6.500       10/01/99      --                 99,504
        40       NYS (SONYMA) Mortgage, VV                     6.600       04/01/00      --                 40,040
        25       NYS (SONYMA) Mortgage, VV                     6.800       10/01/02      --                 25,402
        60       NYS (SONYMA) Mortgage, VV                     6.900       04/01/03      --                 61,146
       545       NYS (SONYMA) Mortgage, VV                     7.250       10/01/07   10/01/03 (b)         561,475
       250       NYS (SONYMA) Mortgage, VV                     6.900       04/01/03      --                251,993
       275       NYS (SONYMA) Mortgage, VV                     6.600       10/01/00      --                275,693
       250       Oneida County GO                              5.300       12/01/03      --                228,810
       200       Oneida County GO                              5.400       12/01/04      --                179,756
       285       Oneida County IDA (DB Smith)                  5.000       12/01/96      --                283,595
       285       Oneida County IDA (DB Smith)                  5.200       12/01/98      --                283,284
       285       Oneida County IDA (DB Smith)                  5.300       12/01/99      --                282,908
       290       Oneida County IDA (DB Smith)                  5.400       12/01/00      --                288,956
       200       Oneida Herkimer SWMA                          5.900       04/01/98      --                201,028
        50       Onondaga County GO                            5.700       07/01/95      --                 50,000
    18,500       Onondaga Res Rec                              6.625       05/01/00   06/19/98 (c)      18,448,570
       750       Orleans IDA (Anchor Bank)                     7.500       12/01/96   06/01/95 (b)         761,250
       125       Port Authority NY/NJ, Series 53               8.700       07/15/20   07/15/95 (b)         130,796
        20       Portchester Community Devel.                  8.100       08/01/10   06/27/04 (c)          21,368
        10       Puerto Rico Commonwealth                      8.750       07/01/95      --                 10,150
         5       Puerto Rico Commonwealth                      9.375       07/01/05   07/01/95 (a)           5,291
        25       Puerto Rico Electric                          5.000       01/01/97      --                 24,500
        20       Puerto Rico Electric                          7.000       07/01/07   07/01/02 (b)          20,671
       275       Puerto Rico Electric                          6.750       0l/01/00   07/01/95 (b)         279,400
       245       Puerto Rico Electric                          6.750       0l/0l/01   07/01/95 (b)         248,675
        25       Puerto Rico Electric                          5.900       01/01/06      --                 24,250
       255       Puerto Rico HFC                               8.250       06/01/l1   06/01/95 (b)         262,650
        15       Puerto Rico HFC                               6.900       04/15/98      --                 15,513
        25       Puerto Rico HFC                               7.000       04/15/99      --                 25,893
        15       Puerto Rico HFC                               7.100       10/15/00   10/01/98 (b)          15,713
        45       Puerto Rico HFC                               0.000       04/l5/08   09/15/98 (b)          17,256
        25       Puerto Rico HFC                               0.000       10/15/04   09/15/98 (b)          13,204
        20       Puerto Rico HFC                               7.450       10/15/09   09/27/00 (b)          20,470
         5       Puerto Rico HFC                               6.700       04/01/97      --                  5,132
       125       Puerto Rico HFC                               6.800       04/01/99      --                128,501
        45       Puerto Rico HFC                               6.800       10/01/99      --                 46,389
        40       Puerto Rico HFC                               7.000       04/0l/00      --                 41,813
        10       Puerto Rico HFC                               7.100       04/01/02      --                 10,387
        65       Puerto Rico HFC                               7.300       04/01/06   04/01/00 (b)          65,485
        30       Puerto Rico HFC                               7.400       04/01/07   04/01/00 (b)          31,202
        20       Puerto Rico HFC                               7.500       10/01/15   04/01/02 (b)          20,748
     1,635       Puerto Rico IME (Amer. Airlines)              8.750       12/01/25   12/01/95 (d)       1,706,368
       760       Puerto Rico IME (Amer. Cyanamid)              8.750       05/01/13   05/01/95 (b)         790,400
        10       Puerto Rico IME (Baxter Travenol)             8.000       09/01/12   09/01/98 (b)          10,496
     1,770       Puerto Rico IME (C.R. Bard)                  11.750       07/01/01   07/01/96 (b)       1,919,742
     1,000       Puerto Rico IME (Dr. Pila Hosp)               7,850       08/01/28   08/01/00 (b)       1,062,570
       665       Puerto Rico IME (Squibb)                      6.500       07/01/04   06/30/00 (c)         671,650



LIMITED TERM NEW YORK MUNICIPAL FUNd                                                              DECEMBER 31, 1994
PORTFOLIO OF INVESTMENTS

                                                                                        Effective
Face Amount                                                                             Maturity
(000) omitted                   Description                     Coupon      Maturity    Date*           Market Value
--------------------------------------------------------------------------------------------------------------------

$          70     Puerto Rico PCR                               8.000%      01/01/03    07/01/95 (b)   $      71,400
           70     Puerto Rico Port Auth.                        7.300       07/01/07    07/01/96 (b)          71,400
           45     Puerto Rico University                        8.000       06/01/05    06/01/99 (b)          45,675
        1,980     Puerto Rico University                        8.000       06/01/13    06/01/99 (b)       2,039,400
           20     Puerto Rico Urban Renewal                     0.000       10/01/97       --                 16,521
          105     Puerto Rico Urban Renewal                     7.875       10/01/04    10/01/99 (b)         112,343
           10     Radisson Senior Citizens Hsg.                12.000       11/01/11    11/01/97 (b)          11,529
           25     Riverhead Hsg. Devel.                         8.250       08/01/10    08/01/95 (b)          26,468
        6,760     Rochester Hsg. Auth. (Stonewood)              5.900       09/01/09    09/18/03 (c)       6,286,530
          935     Rockland IDA (DC)                             7.000       03/01/03    08/12/99 (c)         931,961
           70     Saltaire GO                                   5.700       07/15/01       --                 65,897
           70     Saltaire GO                                   5.750       07/15/05       --                 64,308
           70     Saltaire GO                                   5.750       07/15/06       --                 63,793
           50     San Juan Puerto Rico GO                       8.200       07/01/96    07/01/95 (b)          51,000
           90     San Juan Puerto Rico GO                       8.200       07/01/96    07/01/95 (b)          91,800
          390     Saratoga IDA (ARC)                            7.250       03/01/01    06/02/98 (c)         391,287
          250     Saratoga IDA (City Center)                   10.000       10/01/08    10/01/99 (b)         288,215
        2,455     Saratoga IDA (Saratoga Sheraton)              6.750       12/31/07    08/12/01 (c)       2,364,730
           50     Schodack IDA (Hamilton Printing)              7.600       07/01/00       --                 54,080
            5     Scotia HDC                                    8.000       10/01/03    10/01/95 (b)           5,289
           25     Scotia HDC                                    8.250       10/01/10    10/01/95 (b)          26,250
           55     Steuben IDA (Corning Glass)                   7.625       07/01/99    07/01/95 (b)          56,100
          240     Steuben IDA (Corning Glass)                   9.000       11/01/04    11/01/95 (b)         250,320
           15     St. Casimer's Elderly Hsg.                    7.000       09/01/98       --                 15,600
          835     St. Casimer's Elderly Hsg.                    7.375       09/01/10    09/01/04 (b)         860,050
           30     St Lawrence IDA (Res Rec)                     8.250       01/01/02    01/01/99 (b)          32,312
           10     St Lawrence IDA (Solid Waste)                 7.600       01/01/97       --                 10,483
           10     Suffolk County GO                             6.400       02/01/00       --                 10,100
           25     Suffolk County GO                             6.375       02/15/97    08/15/95 (b)          25,475
            5     Suffolk County GO                             6.000       09/15/97       --                  5,016
          190     Suffolk IDA (ADP)                             7.750       04/01/18    04/01/95 (b)         196,650
           20     Suffolk IDA (Marbar)                          8.150       03/01/04    03/01/96 (b)          20,841
           85     Suffolk IDA (OPWC)                            7.000       11/01/02    11/22/99 (c)          88,771
          650     Suffolk IDA (Printing Assoc)                  7.225 (v)   01/01/01    08/04/98 (c)         643,500
        1,630     Suffolk IDA (Rimland Facilities)              6.375 (v)   12/01/04    12/28/00 (c)       1,564,800
           21     Suffolk IDA (RSC Associates)                  7.000       03/01/95    02/15/95 (c)          20,584
          700     Sullivan County GO                            7.000       05/01/01       --                724,458
          725     Sullivan County GO                            7.000       05/01/02       --                755,660
        2,485     Sunnybrook Elderly Hsg. Corp                 11.250       12/01/14    04/01/95 (b)       2,658,950
          267     Syracuse IDA (Genesee St.)                    6.205 (v)   12/01/98    01/15/97 (c)         269,480
          550     Syracuse IDA (Rockwest Center)                7.250       06/01/03    11/30/99 (c)         574,431
        1,240     Syracuse IDA (St. Joseph's Hosp)              7.250       06/01/01    07/22/99 (c)       1,286,785
        1,500     Troy GO TANS                                  7.250       02/01/95       --              1,500,390
          800     Troy IDA (City of Troy)                       7.000       03/15/96    09/20/95 (c)         802,504
          915     Troy IDA (City of Troy)                       7.250       03/15/98    09/20/97 (c)         934,352
        1,055     Troy IDA (City of Troy)                       7.500       03/15/00    09/20/99 (c)       1,099,943
        1,225     Troy IDA (City of Troy)                       7.600       03/15/02    09/20/01 (c)       1,298,206
           95     Tupper Lake Housing Devel.                    8.125       10/01/10    03/15/02 (b)         100,102
          460     Ulster County Res Rec                         5.400       03/01/01       --                435,128
        1,010     Ulster County Res Rec                         5.500       03/01/02       --                948,612
        1,080     Ulster County Res Rec                         5.500       03/01/03       --              1,004,173
           20     Union Elderly Hsg.                           10.750       04/01/96    04/01/95 (b)          20,700
            5     Union Elderly Hsg.                           11.000       04/01/00    04/01/95 (b)           5,200
        1,190     Union Elderly Hsg.                           10.000       04/01/13    04/01/95 (b)       1,237,600
           75     Union Hsg. (Methodist Homes)                  7.550       04/01/95       --                 75,000



LIMITED TERM NEW YORK MUNICIPAL FUND                                                               DECEMBER 31, 1994
PORTFOLIO OF INVESTMENTS
                                                                                        Effective
Face Amount                                                                              Maturity
(000) omitted                   Description                     Coupon      Maturity       Date*        Market Value
--------------------------------------------------------------------------------------------------------------------

$          80     Union Hag. (Methodist Homes)                  7.700%      04/01/96       --           $     81,530
           90     Union Hag. (Methodist Homes)                  7.800       04/01/97       --                 93,011
           95     Union Hag. (Methodist Homes)                  7.900       04/01/98                          99,311
          295     Union Hag. (Methodist Homes)                  6.800       11/01/04       --                294,929
          875     University of Virgin Islands                  6.500       10/01/99    11/11/97 (c)         873,346
          420     Utica GO                                      5.500       12/01/99                         408,190
          450     Utica GO                                      5.700       12/01/00       --                438,534
          475     Utica GO                                      5.800       12/01/01       --                457,444
          200     Utica GO                                      5.900       12/01/02       --                193,008
           15     Utica GO                                      7.900       01/15/02    07/15/95 (b)          15,375
           15     Utica GO                                      7.900       01/15/05    07/15/95 (b)          15,375
           10     Utica Hag. Corp (Brookhaven)                  0.000       07/01/99       --                  6,643
           10     Utica Senior Citizen Hag.                     0.000       01/01/97       --                  8,369
           35     Utica Senior Citizen Hag.                     0.000       01/01/98       --                 26,722
          100     Utica Senior Citizen Hag.                     0.000       01/01/99       --                 69,520
        1,992     Utica Senior Citizen Hag.                    10.230       07/01/22    07/01/97 (b)       2,230,307
           15     Valley Health & Devel.                        7.850       02/01/02                          16,414
        1,890     V.I. Port Auth. (Marine Division)             7.550       11/01/99    11/01/96 (b)       1,936,135
        2,380     V.I. Port Auth. (Marine Division)             7.400       11/01/99    11/01/96 (b)       2,433,264
        2,280     V.I. Airport                                  7.875       10/01/97    10/19/96 (c)       2,371,451
        9,610     V.I. Airport                                  8.100       10/01/05    10/01/98 (b)      10,208,319
           15     V.I. HFA                                      7.550       06/01/03    12/01/98 (b)          16,436
        1,600     V.I. Highway                                 7.550       10/01/97        --              1,680,864
          260     V.I. Highway                                  7.650       10/01/99       --                275,935
        3,100     V.I. Port Auth.                              10.125       11/01/05    11/01/95 (b)       3,266,780
          200     V.I. Public Finance Auth.                     7.700       10/01/04    10/01/99 (b)         216,526
        1,330     V.I. Public Finance Auth.                     6.600       10/01/98       --              1,358,981
        1,500     V.I. Public Finance Auth.                     6.800       10/01/00       --              1,539,885
        1,200     V.l. Public Finance Auth.                     6.500       10/01/99    11/15/97 (c)       1,197,912
          805     V.l. Public Finance Auth.                     6.625       10/01/99    11/19/97 (c)         802,786
       18,100     V.1. Water & Power                            8.500       01/01/10    01/01/98 (b)      19,566,824
        2,765     V.I. Water & Power                            7.200       01/01/02    04/21/99 (e)       2,835,119
        1,000     Westchester IDA-JBFS                          6.500       12/15/02    07/14/01 (c)         993,120
           35     Yonkers IDA (Waldbaum)                        9.250       03/01/98    03/01/95 (b)          35,840
                                                                                                     ---------------
Total municipal bond investments (cost $504,230,380)                                    (100.5%)     $   498,699,255
                                                                                                     ---------------
Other assets and liabilities (net)                                                      ( -0.5%)          (2,247,673)
                                                                                                     ---------------
Net assets at market                                                                    (100.0%)     $   496,451,582
                                                                                                     ---------------
Net asset value per share (157,505,504 shares outstanding)                                                     $3.15
                                                                                                     ================


* Call Date, Put Date or Average Life of Sinking Fund if applicable as detailed:
    (a) Date of prerefunded call.
    (b) Optional call date; corresponds to the most conservative yield calculation.
    (c) Average life because of mandatory (sinking fund) principal payments prior to maturity.
    (d) Date of mandatory put.
    (e) Date of conversion.

(v) Variable rate security that fluctuates as a percentage of prime rate. (+) Security will convert to a fixed coupon at a date prior to maturity.

                 See accompanying notes to financial statements.

LIMITED TERM NEW YORK MUNICIPAL FUND
DECEMBER 31, 1994

PORTFOLIO ABBREVIATIONS

To simplify the listings of the Limited Term New York
Municipal Fund's holdings in the Portfolio of investments, we have abbreviated the descriptions of many of the securities per the table below:

ACLDD          Adults and Children with Learning
                and Developmental Disabilities
ARC            Association of Retarded Citizens
BANS           Bond Anticipation Notes
BCW            Babylon Community Waste
BOCES          Board of Cooperative Educational
                Services
CNR            College of New Rochelle
COP            Certificate of Participation
CSD            Central School District
DC             Dominican College
ECC            Erie Community College
E,E&T          Ear, Eye and Throat
EPG            Elmhurst Parking Garage
ERDA           Energy Research and
                Development Authority
GO             General Obligation
HDC            Housing Development Corporation
HELP           Homeless Economic Loan Program
HFA            Housing Finance Agency
HFC            Housing Finance Corporation
H&N            Hospital and Nursing
IDA            Industrial Development Authority
IME            Industrial Medical and Environmental
JBFS           Jewish Board Family Services
LILCO          Long Island Lighting Corporation
MTA            Metropolitan Transit Authority
OPWC           Ocean Park Water Corporation
PCP            Pooled Capital Program
PCR            Pollution Control Revenue
Res Rec        Resource Recovery Facility
RGH            Rochester General Hospital
RSP            Riverbank State Park
SONYMA         State of New York Mortgage Agency
SWMA           Solid Waste Management Authority
TANS           Tax Anticipation Notes
UCC            Upstate Community College
UDC            Urban Development Corporation
V.I.           United States Virgin Islands
WWH            Wyandach/Wheatley Heights

--------------------------------------------------------------------------------

INDUSTRY CONCENTRATIONS

The Fund had the following concentrations at December 31,1994 as a percentage of total investments):
                                                              # of      % of
                                                            1ssuers  Portfolio
                                                            -------  ---------
Resource Recovery, Pollution Control Revenue                   12       20.0%
Health Care                                                    57       18.3%
Municipal Tax Obligations (GO)                                 17       12.9%
Transportation                                                 13        9.2%
NonProfit - Higher Education                                   18        7.5%
Housing - Single-Family                                        40        7.1%
Housing - Multi-Family                                         46        5.6%
Water and Telephone Utilities                                   8        4.9%
Government and Public Facilities                               20        4.2%
Manufacturing - Durable Goods                                  24        2.8%
NonProfit - Other                                              12        2.7%
Service Companies                                              13        1.9%
Electric and Gas Utilities                                      8        1.6%
Private Lease Revenue                                          15        1.3%
Manufacturing - Non-Durable Goods                               2         *
                                                                        -----
   Total                                                                100.0%
                                                                        =====
* Below 1%
--------------------------------------------------------------------------------
ASSET COMPOSITION TABLE
DECEMBER 31, 1994 (UNAUDITED)
(As a percentage of total investments)

                          Percentage
             Rating     of Investments
             --------   --------------
             AAA                  2.0%
             AA                  10.0%
             A                   45.0%
             BBB                 39.1%
             BB                   0.0%
             B                    0.0%
             CCC                  0.0%
             CC                   0.0%
             C                    0.0%
             Not rated            3.9%
                                ------
             Total              100.0%
                                ======
ALL bonds are current with their debt service requirements. All unrated bonds are backed by mortgage liens and guarantees by the issuer. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Investment Policy Committee of the Board of Trustees, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Investment Policy Committee, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade are included in the "Not Rated" category. For further information see "Credit Quality" in the Prospectus.

                      LIMITED TERM NEW YORK MUNICIPAL FUND
--------------------------------------------------------------------------------
             Statement of Assets and Liabilities - December 31, 1994

   ASSETS
    Investments at market (Cost $504,230,380)        $498,699,255
    Interest receivable                                 9,473,655
    Receivable for capital shares sold                  3,899,046
    Receivable for investments sold                     1,636,592
    Organizational costs                                   17,083
    Other assets                                           30,226
                                                     ------------
    Total assets                                      513,755,857
                                                     ============
   LIABILITIES
    Payable for investments purchased                   5,208,834
    Payable for capital shares repurchased              3,693,216
    Distribution payable to shareholders                  560,565
    Demand note payable to Bank
     Interest at prime (8.50% at 12/31/94)              7,797,300
    Payable to affiliated party                            17,083
    Other liabilities                                      27,277
                                                      -----------
      Total liabilities                                17,304,275
                                                       ----------
   NET ASSETS                                        $496,451,582
                                                     ============
    Represented by
    --------------
    Paid in capital                                  $509,601,093
    Undistributed net investment income                   236,382
    Accumulated net realized loss on
     investment transactions                           (7,854,768)
    Inlet unrealized depreciation
     of investments                                    (5,531,125)
                                                      -----------
   Total - Representing net assets
     applicable to capital shares outstanding        $496,451,582
                                                     ============
  COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
   Net asset value and redemption
    price per share ($496,451.582
    divided by 157,505,504 shares)                   $       3.15
                                                     ============
   Offering price per share (100/98 of $3.15(*       $       3.21
                                                     ============


* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

--------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS
Year Ended December 31, 1994

INVESTMENT INCOME:
Interest                             $29,388,084
                                     -----------
EXPENSES:
 Management fees                       2,154,234
 Distribution fees                     1,237,020
 Shareholder servicing agent fees        255,622
 Accounting and auditing                 170,191
 Registration fees                       125,893
 Shareholder communications               73,483
 Custodian fees                           26,852
 Legal fees                               14,667
 Trustees' fees                           13,900
 Organizational expense                   10,000
 Miscellaneous                            39,731
 Interest                                216,018
                                     -----------
   Total expenses                      4,337,611
                                     -----------
Net investment income                 25,050,473
                                     -----------
REALIZED AND UNREALIZED
 LOSS ON INVESTMENT:
  Net realized loss on
   investments                        (7,321,925)
  Net decrease in unrealized
   appreciation of investments       (20,760,177)
                                    ------------
  Net loss on investments            (28,082,102)
                                    ------------
  Net decrease in net assets
   resulting from operations         ($3.031,629)
                                    ============

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

Year Ended December31,                      1994            1993
                                            ----            ----
Increase in net assets--
Operations:
 Net investment income                   $25,050,473     $15,210,592
 Net realized from security
   transaction                            (7,321,925)       (361,152)

 (Decrease) increase in unrealized
   appreciation                          (20,760,177}     12,652,444
                                         -----------     -----------
 (Decrease) increase in net assets
   resulting from operations              (3,031,629)     27,501,884
                                         -----------     -----------
Distributions to shareholders from:
  Net investment income                  (24,794,117)    (15,220,591)
                                         -----------     -----------


Fund share transactions:
 Net proceeds from shares sold           166,022,617     315,515,173
 Value of shams issued in
  reinvestment of distributions           16,164,567       9,702,027
 Cost of shares repurchased             (115,770,198)    (29,734,640)
                                        ------------     -----------
 Increase in net assets derived
  from Fund share transactions            66,416,986     295,482,560
                                        ------------     -----------

Increase in net assets                    38,591,240     307,763,853
Net assets:
Beginning of year                        457,860,342     150,096,489
                                        ------------    ------------
End of year (including undistributed
 net investment income $236,382 --
 1994 and ($19,974) - 1993)             $496,451,582    $457,860,342
                                        ------------    ------------


                 See accompanying notes to financial statements.

LIMITED TERM NEW YORK MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1994

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES:

The Limited Term New York Municipal Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

SECURITY VALUATION AND TRANSACTIONS. Investments are valued at market value using information available from an approved pricing service, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities. Security transactions are accounted for on the trade date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount. For municipal bonds purchased after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain.

SECURITIES PURCHASED ON A WHEN ISSUED BASIS. The Fund may purchase portfolio securities on a when issued or delayed delivery basis. These securities have been registered by a municipality or government agency, but have not been issued to the public. The Fund may contract to purchase these securities in advance of issuance. Delivery of the security and payment therefor may take place a month or more after the date of the transaction. At the time of purchase, the Fund sets aside sufficient investment securities as collateral to meet such purchase commitments. Such securities are subject to market fluctuations during this period. The current value of these securities is determined in the same manner as for other portfolio securities.

DISTRIBUTIONS TO SHAREHOLDERS. Income dividends are declared and recorded daily by the Fund and are distributed to shareholders monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually.

FEDERAL INCOME TAXES. During any particular year, the Fund is required to distribute certain minimum mounts of net realized capital gains and net investment income in order to avoid a federal income or excise tax. It is the Fund's Intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders. Therefore, the Fund was not required to record a liability for either federal income or excise tax.

DEFERRED ORGANIZATIONAL EXPENSES. The Fund was organized under the laws of Massachusetts in September, 1991. Deferred organizational expenses in the amount of $50,000 are being amortized on a straight-line basis over a five year period ending September, 1996.

RECLASSIFICATION OF CAPITAL ACCOUNTS. In 1993, the Fund adopted the provisions of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" (SOP). The SOP requires the Fund to report the undistributed net investment income (accumulated loss) and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future tax distributions (or to offset future realized capital gains). The implementation of the SOP did not have a significant impact on the Fund.

OTHER. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

NOTE 2. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATED PARTIES:

Ronald H. Fielding, President and a trustee of the Fund, is also an officer, director and controlling shareholder of Rochester Fund Distributors, Inc.
(RFD), the Fund's principal underwriter and an officer, director and controlling shareholder of Rochester Fund Services, Inc. (RFS), the Fund's shareholder servicing, accounting and pricing agent. The Fund's investment adviser is Rochester Capital Advisors, L.P. (RCA, L.P.). RCA, L.P. is managed by Rochester Capital Advisors, Inc. (RCA), which serves as the general partner of RCA, L.P. Mr. Fielding is President, director and controlling shareholder of RCA.

The management fee payable to RCA, L.P. is based on an annual rate of .50% of average daily net assets up to $100 million, .45% of average daily net assets on the next $150 million, .40% of average daily net assets in excess of $250 million but less than $2 billion, and .39% of average daily net assets in excess of $2 billion. For the year ended December 31, 1994, RCA, L.P. received fees of $2,154,234 for management and investment advisory services.

The affiliated payable of $17,083 is due to Fielding Management Company, Inc.
(FMC), the Fund's previous investment adviser, and relates to organizational expenses paid by FMC on behalf of the Fund. These expenses will be reimbursed to FMC over a five year period ending September, 1996.

For the year ended December 31, 1994, RFD purchased shares from the Fund at net asset value to fill orders received from dealers and retained net underwriting discounts of $211,300. The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Fund to pay up to .25% per annum of its average daily net assets as a service fee in connection with the maintenance of shareholder accounts. For the year ended December 31, 1994, the Fund paid distribution fees of $1,237,020 to RFD. From this amount, RFD made service fee payments of $1,221,579 to broker dealers and financial institutions.

For the year ended December 31, 1994, RFS received $406,122 in shareholder servicing agent, pricing and accounting fees from the Fund. The shareholder servicing agent fee charged by RFS to the Fund is based on a monthly maintenance fee of $2.01 for each shareholder account. During 1994, the Fund was charged $150,500 for pricing and accounting services.

During 1994, the Fund directly sold to and purchased from Rochester Fund Municipals, an affiliated investment company, investments at market value in the amount of $28,188,218 and $9,573,313, respectively. There were no commissions or other charges associated with these transactions.

NOTE 3. PORTFOLIO INFORMATION:

Purchases at cost and proceeds from sales of investment securities for the year ended December 31, 1994 were $249,590,913 and $168,132,088, respectively.

During 1994, 12.12% of interest income was derived from investments in U.S. territories which are exempt from federal, all states and New York City income taxes.

The aggregate gross unrealized appreciation and depreciation, and net unrealized depreciation of investment securities based on cost of securities for federal income tax purposes, were $3,633,883, $9,202,151 and $5,568,268, respectively. The aggregate tax cost of investments owned as of December 31, 1994 was $504,267,522.

At December 31, 1994, capital loss carryovers available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                  Year of Expiration       Capital Loss Carryover
                  ------------------       ----------------------
                       1999                     $    3,000
                       2000                        167,000
                       2001                        353,600
                       2002                      7,294,000
                                                ----------
                                                $7,817,600
                                                ==========


The availability of these loss carryovers may be limited in a given year but will be used to the extent possible to offset any future realized gains.

In March, 1994, the Fund entered into a conditional contract to purchase a total of $11,995,000 of Islip Resource Recovery Series D Refunding Bonds as detailed below:

           Face
          Amount                    Coupon                   Maturity
          ------                    ------                   --------
       $   635,000                   5.45%                     1996
         1,650,000                   5.45%                     1997
         1,740,000                   5.45%                     1998
         1,835,000                   5.45%                     1999
         1,935,000                   5.60%                     2000
         2,040,000                   5.75%                     2001
         2,160,000                   5.85%                     2002
       -----------
       $11,995,000
       ===========

The bonds will be issued and delivered on August 15, 1995 if the following terms and conditions are met: 1) Counsel must render opinions that the interest on the Series D bonds is exempt for federal income tax purposes and is not a tax preference item for the purposes of computing alternative minimum tax and
2) AMBAC Indemnity Corporation must still have an AAA rating from at least one Nationally Recognized Securities Rating Organization (NRSRO) at the time they issue their insurance policy on the bonds. The Fund has not recorded this commitment as of December 31, 1994, due to the uncertainties relating to the aforementioned terms and conditions with respect to this bond issuance; however, the Fund has segregated sufficient investment securities to cover the potential commitment.

NOTE 4. BANK BORROWINGS:

The Fund has available a $12,000,000 unsecured line of credit with a bank. Borrowings are payable on demand and bear interest at the bank's prime rate.

The Fund had borrowings of $7,797,300 outstanding at December 31, 1994. For the year ended December 31, 1994, the average monthly loan balance was $3,069,882 at a weighted average interest rate of 7.15%. The maximum mount of borrowing outstanding at any month-end was $10,105,200.

NOTE 5. SHARES OF BENEFICIAL INTEREST:

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, par value $.01 per share. Transactions in capital stock were as follows:

 Year ended December 31,                        1994                    1993
 -----------------------                        ----                    ----
 Shares sold                                 51,295,766              96,223,147
 Shares issued on reinvestment of
  distributions                               5,032,266               2,939,939
 Shares repurchased                         (36,116,865)             (9,042,065)
                                           ------------             -----------
 Net increase in shares outstanding          20,211,167              90,121,021
 Shares outstanding, beginning of
  year                                      137,294,337              47,173,316
                                           ------------             -----------
 Shares outstanding; end of year            157,505,504             137,294,337
                                           ============             ===========


     LIMITED TERM NEW YORK MUNICIPAL FUND
     FINANCIAL HIGHLIGHTS

     (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                                                                               Period September 18
                                                           Year ended December 31,             through December 31,
                                                          ------------------------          ------------------------
                                                           1994              1993            1992               1991 **
                                                          ------            ------          ------             ------
        Net asset value, beginning of period            $   3.33          $   3.18         $   3.07           $   3.00
                                                        --------          --------         --------           ---------
         Income from investment operations:
          Net investment income                             O.16              O.17             O.18 +             0.05
          Net realized and unrealized gain
           (loss) on investments                           (0.18)             0.15             0.11               0.07
                                                        --------          --------         --------            -------
           Total from investment operations                (0.02)             0.32             0.29               O.12
                                                        --------          --------         --------            -------
         Less distributions:
          Dividends from net investment income             (0.16)            (0.17)           (0.18)             (0.05)
          Distributions from capital gains                    --                --               --                 --
          Returns of capital                                  --                --               --                 --

           Total distributions                             (0.16)            (0.17)           (0.I8)             (0.05)
                                                        --------          --------         --------            -------
         Net asset value, end of period                 $   3.15          $   3.33         $   3.18            $  3.07
                                                        ========          ========         ========            =======
         Total return (excludes sales load)                (0.60%)           10.06%            9.45%             17.47% *

      Ratios/supplemental data:
        Net assets, end of period (000 omitted)         $496,452          $457,860         $150,096            $18,659
        Ratio of total expenses to
         average net assets                                 0.89%             0.89%            0.83% +            0.83% *
      Ratio of total expenses (excluding
        interest) to average net assets***                  0.84%             0.86%            0.78% +            0.74% *
        Ratio of net investment income to
         average net assets                                 5.12%             4.94%             533% +            5.22% *
      Portfolio turnover rate                              34.58%            17.08%           59.87%              1.42%

------------------------
+ Net of fees waived or reimbursed by Fielding Management Company, Inc., the Fund's previous investment adviser, and Rochester Fund Services, Inc., which amounted to $0.01 per share. Without reimbursement, the ratios would have been 1.14%, 1.09%, and 5.02%, respectively.

*    Annualized.

**   The Fund commenced operations on September 18, 1991.

*** During the periods shown above, the Fund's interest expense was offset by the incremental interest income generated by bonds purchased with borrowed funds.

                                   APPENDIX A

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

STANDARD & POOR'S RATING GROUP
A brief description of the applicable Standard & Poor's Corporation rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligator with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II. Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

Long-Term Municipal Bonds

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                      -A1-

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB-D Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investors should exercise his own judgement with respect to such likelihood and risk.

Short-Term Tax-Exempt Notes

Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal interest.

SP-3     Speculative capacity to pay principal and interest.

Tax-Exempt Commercial Paper

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 165 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1,

                                      -A2-

         2, and 3 to indicate the relative degree of safety. These issues determined to posses overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C & D These ratings indicate that the issue is either in default or expected to be in default upon maturity.

MOODY'S INVESTORS SERVICE, INC.

A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

Long-Term Municipal Bonds
Aaa Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the one-term risks appear somewhat larger than the Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market fluctuations.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a

                                      -A3-
         susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments but certain protective elements may be lacking or may be characteristically unreliable or over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba-C Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con. Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

Short-Term Tax-Exempt Notes

The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality... but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative".

                                      -A4-

Tax-Exempt Commercial Paper

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime 1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

         Issuers rated Prime 2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

         Issuers rated Prime 3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE, INC.
A brief description of the applicable Fitch Investors Service rating symbols and their meanings follow:

Long Term Municipal Bonds

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA   Bonds considered to be investment grade and of very high quality. "The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bond rating "AAA".

A    Bonds considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-C BB bonds are considered speculative. The obligor's ability to pay interest and repay principal

                                      -A5-
may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying debt service requirements. B bonds are considered highly speculative. While debt service payments are currently being met, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety. CCC bonds have certain identifiable characteristics which, if not remedied, may lead to default; CC bonds are minimally protected and default in payment of interest and/or principal seems probable over time;
C bonds are in imminent default in payment of interest or principal.

DDD   Bonds rated DDD, DD, D are in default on interest and/or principal payments. Such bonds are extremely speculative. "DDD" represents the highest probability for recovery on these bonds, "D" represents the lowest probability for recovery

Plus (+) Minus(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs are not used in the "AAA", "DDD", "DD", or "D" categories.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

                                      -A6-